  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON December 30, 1997
                                                               FILE NO. 33-77496
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      POST-EFFECTIVE AMENDMENT NO. 5
                                       TO
                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                                --------------
A. EXACT NAME OF TRUST:

                          COLONIAL SEPARATE ACCOUNT B
B. NAME OF DEPOSITOR:

                   CHUBB COLONIAL LIFE INSURANCE COMPANY
C. COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:

                               ONE GRANITE PLACE
                               CONCORD, NH 03301
D. NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE:

                              RONALD R. ANGARELLA
                                   PRESIDENT
                          CHUBB SECURITIES CORPORATION
                               ONE GRANITE PLACE
                               CONCORD, NH 03301

                                   COPIES TO:
                                                    JOAN E. BOROS, ESQ.
       CHARLENE GRANT ESQ.
                                                   KATTEN MUCHIN & ZAVIS
 CHUBB COLONIAL LIFE INSURANCE COMPANY      1025 THOMAS JEFFERSON STREET, N.W.

           ONE GRANITE PLACE                       EAST LOBBY, SUITE 700
           CONCORD, NH 03301                       WASHINGTON, DC 20007

                                --------------

It is proposed that this filing will become effective (check appropriate box)
  [_] immediately upon filing pursuant to paragraph (b)

  [X] on December 31, 1997 pursuant to paragraph (b)
  [_] 60 days after filing pursuant to paragraph (a)(i)
  [_] on December 23, 1996 pursuant to paragraph (a)(i) of rule (485)
  [_] this post-effective amendment desginates a new effective date for a previously filed post-effective amendment.

E. TITLE AND AMOUNT OF SECURITIES BEING REGISTERED:
    UNITS OF INTEREST IN THE SEPARATE ACCOUNT UNDER INDIVIDUAL FLEXIBLE PRE-MIUM VARIABLE LIFE INSURANCE POLICIES.
F. PROPOSED MAXIMUM AGGREGATE OFFERING PRICE TO THE PUBLIC OF THE SECURITIES BEING REGISTERED:
    REGISTRATION OF INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.
G. AMOUNT OF FILING FEE:
    AN INDEFINITE AMOUNT OF THE REGISTRANT'S SECURITIES HAS BEEN REGISTERED PURSUANT TO A DECLARATION, UNDER RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, SET OUT IN THE REGISTRANT'S INITIAL FORM S-6 REGISTRATION STATEMENT. REGISTRANT FILED A RULE 24F-2 NOTICE FOR THE FISCAL YEAR END-ING DECEMBER 31, 1996 ON FEBRUARY 27, 1997.
H. APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  As soon as practicable after the effective date.
  Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the In-vestment Company Act of 1940, with respect to the policy described in the Pro-spectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2  CAPTION OF PROSPECTUS
-----------  ---------------------
   1.......  Cover Page
   2.......  Cover Page
   3.......  Not Applicable
   4.......  Distribution of the Policy
   5.......  Chubb Colonial Life Insurance Company; Colonial Separate
              Account B
   6.......  Colonial Separate Account B
   7.......  Not Required
   8.......  Not Required
   9.......  Legal Proceedings
  10.......  Summary, Colonial Separate Account B; The Policy; Policy
              Benefits and Rights; Calculation of Accumulation Value; Cash Value
              Benefits; Other Matters; Federal Tax Matters
  11.......  Colonial Separate Account B, Chubb America Fund, Inc.
  12.......  Chubb America Fund, Inc.; Distribution of the Policy
  13.......  Chubb America Fund, Inc.; General; Charges and Deductions; Optional
              Insurance Benefits; Distribution of the Policy
  14.......  The Policy
  15.......  The Policy
  16.......  Colonial Separate Account B, Chubb America Fund, Inc.
  17.......  Transfers; Loans and Reallocations; Policy Lapse; Reinstatement;
              Policy "Free Look", Optional Insurance Benefits; Cash Value
              Benefits
  18.......  Colonial Separate Account B
  19.......  Annual Report; Confirmation
  20.......  Not Applicable
  21.......  Policy Loans
  22.......  Colonial Separate Account B, Telephone Transfers, Loans and
              Reallocations
  23.......  Management of Chubb Colonial
  24.......  Not Applicable
  25.......  Chubb Colonial Life Insurance Company
  26.......  Not Applicable
  27.......  Chubb Colonial Life Insurance Company
  28.......  Chubb Colonial Life Insurance Company; Management of Chubb Colonial
  29.......  Chubb Colonial Life Insurance Company
  30.......  Not Applicable
  31.......  Not Applicable
  32.......  Not Applicable
  33.......  Not Applicable
  34.......  Not Applicable
  35.......  Chubb Colonial Life Insurance Company
  36.......  Not Applicable
  37.......  Not Applicable
  38-41....  Distribution of the Policy
  42.......  Not Applicable
  43.......  Not Applicable
  44.......  Chubb America Fund, Inc.; The Policy; Charges and Deductions;
              Calculation of Accumulation Value; Cash Value Benefits;
              Distribution of the Policy
  45.......  Not Applicable
  46.......  Chubb America Fund, Inc.; The Policy; Charges and Deductions;
              Calculation of Accumulation Value; Cash Value Benefits
  47.......  Not Applicable
  48.......  Not Applicable
  49.......  Not Applicable
  50.......  Colonial Separate Account B
  51.......  Cover Page; The Policy; Charges and Deductions; Policy Benefits and
              Rights; Calculation of Accumulation Value; Cash Value Benefits;
              Other Matters
  52.......  Chubb America Fund, Inc.; Other Matters
  53.......  Federal Tax Matters
  54.......  Not Applicable
  55.......  Not Applicable
  56.......  Not Applicable
  57.......  Not Applicable
  58.......  Not Applicable
  59.......  Financial Statements

                                  ENSEMBLE II
                          COLONIAL SEPARATE ACCOUNT B

          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               ONE GRANITE PLACE
                         CONCORD, NEW HAMPSHIRE 03301
                                (603) 226-5000
 The Flexible Premium Variable Life Insurance Policy ("Policy") currently offered by Chubb Colonial Life Insurance Company ("Chubb Colonial") (formerly "The Colonial Life Insurance Company of America") and described in this Prospectus is designed to provide a policyowner with both lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. Although each Policy contains a schedule of intended premium payments ("Planned Periodic Premiums"), and an intended frequency of premium payments ("Premium Frequency"), a policyowner may, subject to certain restrictions, vary the frequency and amount of the premium payments and increase or decrease the level of life insurance benefits payable under the Policy. This flexibility allows a policyowner to provide for changing insurance needs within the framework of a single insurance policy. Unlike traditional lifetime insurance protection, the policyowner participates in the investment experience of Colonial Separate Account B ("Separate Account B"). Accumulation value under the Policy will increase with positive investment experience and decrease with negative investment experience. Accumulation value in Separate Account B is not guaranteed and could decline to zero.

 The Policy provides for a death benefit payable at the Insured's death. If net premiums are allocated to Separate Account B, the amount of the death benefit may reflect the investment experience of the chosen division of Separate Account B, as well as the frequency and amount of premiums, any withdrawals of cash value ("withdrawal"), and the charges assessed in connection with the Policy. As long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy, reduced by any outstanding indebtedness and any due and unpaid charges. The minimum initial Specified Amount of a Policy is $25,000. The Specified Amount may not be reduced to less than $25,000, except when required by a withdrawal. The Specified Amount may not be reduced to less than $10,000 after a withdrawal.

 The Policy provides two death benefit options which may be chosen by the policyowner. Under Option I, the death benefit payable under the Policy is equal to the greater of (i) the Specified Amount or (ii) the Policy's accumulation value on the date of death multiplied by the "corridor percentage". The corridor percentage is a tax law concept pertaining to the relationship between accumulation value and death benefit, based on the Insured's attained age. Under Option II, the death benefit equals the Specified Amount plus the accumulation value of the Policy on the date of death, but not less than the Policy's accumulation value multiplied by the corridor percentage. The policyowner may, subject to certain restrictions, change from one death benefit option to the other after the Policy has been issued.

 The initial premium payment must be sufficient to keep the Policy in force for at least three months. No premium payment may be less than $25. The total of all premiums paid may never exceed the current maximum premium limitations set forth in the Internal Revenue Code of 1986 (the "Code"). The limitation on total premiums paid is imposed in order to comply with present requirements for the definition of life insurance to obtain favorable federal income tax treatment of the Policy and its death benefit.

 The Policy will remain in force so long as cash value exceeds indebtedness and cash value less indebtedness is sufficient to pay certain monthly charges imposed in connection with the Policy. The cash value equals the accumulation value less any surrender charge. Accumulation value in Separate Account B will reflect the investment experience of the chosen divisions of Separate Account B, the amount and frequency of premium payments, any withdrawals, and charges imposed in connection with the Policy. Adherence to the schedule of Planned Periodic Premiums will not assure the Policy will remain in force. The policyowner bears the entire investment risk for all amounts allocated to Separate Account B; no minimum accumulation value is guaranteed and the accumulation value could decline to zero. So long as cash value exceeds indebtedness and subject to certain conditions described in this Prospectus, a policyowner may obtain policy loans at any time after the first policy anniversary and may make withdrawals at any time. Both withdrawals and policy loans must be made prior to the Policy's maturity date.

 The policyowner may allocate net premiums to one or more of the divisions of Separate Account B or to Chubb Colonial's General Account on the allocation date. Each division of Separate Account B will invest solely in a corresponding portfolio (a "Portfolio") of Jefferson Pilot Variable Fund, Inc., Templeton Variable Products Series Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurer Products Fund II, Oppenheimer Variable Account Fund or MFS Variable Insurance Trust (collectively, the "Funds"). Prior to the allocation date the net premiums paid will be deposited in Chubb Colonial's General Account. There is a period during which the policyowner may cancel the Policy. If the policyowner elects during this "free look" period to cancel the Policy, Chubb Colonial will reimburse, within seven days from the date the Policy is surrendered to Chubb Colonial, the full amount of premium paid. The accompanying Prospectuses for the Funds and the Statements of Additional Information, available on request, describe the investment objectives and risks of the nineteen Portfolios.

 Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous and should consult with their financial advisers with respect to the Policy. It may also not be advantageous to purchase this Policy, if the prospective purchaser already owns a flexible premium variable life insurance policy.
 This Prospectus generally describes only the portion of the Policy involving Separate Account B. For a brief summary of Chubb Colonial's General Account, see "THE GENERAL ACCOUNT."

                THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR
                PRECEDED BY A CURRENT PROSPECTUS FOR THE FUNDS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES DIVISION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES DIVISION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

              THE DATE OF THIS PROSPECTUS IS JANUARY 1, 1998

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
DEFINITIONS..........................................................      3
SUMMARY..............................................................      5
CHUBB COLONIAL LIFE INSURANCE COMPANY................................     11
COLONIAL SEPARATE ACCOUNT B..........................................     11
THE FUNDS............................................................     11
THE POLICY...........................................................     17
  General............................................................     17
  Payment of Premiums................................................     17
  Premium Limitations................................................     17
  Allocation of Premiums.............................................     17
  Transfers..........................................................     18
  Telephone Transfers, Loans and
   Reallocations.....................................................     20
  Policy Lapse.......................................................     20
  Reinstatement......................................................     20
  Policy "Free Look".................................................     20
CHARGES AND DEDUCTIONS...............................................     20
  Premium Charges....................................................     21
  Monthly Deduction..................................................     21
  Risk Charge........................................................     21
  Surrender Charge...................................................     21
  Administrative Fees................................................     22
  Other Charges......................................................     23
POLICY BENEFITS AND RIGHTS...........................................     23
  Death Benefits.....................................................     23
  Guaranteed Death Benefit...........................................     24
  Combined Requests..................................................     24
  Maturity of the Policy.............................................     24
  Optional Insurance Benefits........................................     24
  Settlement Options.................................................     25
CALCULATION OF ACCUMULATION VALUE....................................     26
  Unit Values........................................................     27
  Net Investment Factor..............................................     27
CASH VALUE BENEFITS..................................................     27
  Surrender Privileges...............................................     27
  Policy Loans.......................................................     28
OTHER MATTERS........................................................     29
  Voting Rights......................................................     29
  Additions, Deletions or Substitutions of Investments...............     30
  Annual Summary.....................................................     30
  Confirmation.......................................................     30
  Limitation on Right to Contest.....................................     30
  Misstatements......................................................     31
  Suicide............................................................     31
  Beneficiaries......................................................     31
  Postponement of Payments...........................................     31
  Assignment.........................................................     31
  Illustration of Benefits and Values................................     31
  Non-Participating Policy...........................................     31
THE GENERAL ACCOUNT..................................................     31
  General Description................................................     32
  The Policy.........................................................     32
  General Account Benefits...........................................     32
  General Account Accumulation Value.................................     32
  Determination of Charges...........................................     33
  Premium Deposit Fund...............................................     33
DISTRIBUTION OF THE POLICY...........................................     33
MANAGEMENT OF CHUBB COLONIAL.........................................     34
  Executive Officers and Directors of Chubb Colonial.................     34
STATE REGULATION OF CHUBB COLONIAL...................................     35
FEDERAL TAX MATTERS..................................................     35
  Tax Considerations.................................................     35
  Policy Proceeds....................................................     35
  Charge for Chubb Colonial Income Taxes.............................     38
EMPLOYEE BENEFIT PLANS...............................................     38
LEGAL PROCEEDINGS....................................................     38
EXPERTS..............................................................     39
REGISTRATION STATEMENT...............................................     39
FINANCIAL STATEMENTS.................................................     39
ILLUSTRATIONS........................................................ Appendix A

 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. CHUBB COLONIAL DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PRO-SPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUSES OF THE FUNDS OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

                                  DEFINITIONS
 In addition to the capitalized terms which are defined elsewhere in this Prospectus, the following words and phrases shall have the indicated meanings:

 Accumulation value--The total amount that a Policy provides for investment at any time plus the amount held as collateral for policy debt.

 Age--The Insured's age at his nearest birthday.

 Allocation date--The date when the initial premium is placed in divisions of Separate Account B and the General Account in accordance with the policyowner's allocation instructions in the application. The allocation date is 25 days from the date Chubb Colonial mails the Policy to the agent for delivery to the policyowner. However, if the insured is in a substandard risk class, the Allocation Date will be the date of receipt by Chubb Colonial of all items necessary under its administrative and underwriting procedures to release the Policy to active status in its processing system.

 Attained Age--The age of the Insured at the last policy anniversary.

 Beneficiary--The beneficiary designated by the policyowner in the application. If changed, the beneficiary is as shown in the latest change filed with Chubb Colonial. If no beneficiary survives the Insured, the policyowner or the policyowner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee.

 Cash value--The accumulation value less the surrender charge. This amount less the amount of policy debt is payable to the policyowner on the earlier of surrender of the Policy or the maturity date.

 Date of Receipt--Any business day of Chubb Colonial, prior to 4:00 P.M. New York City time, on which a notice or premium payment is received at Chubb Colonial's service center.

 Death benefit--The amount, less the amount of policy debt, which is payable to the beneficiary under the Policy upon the death of the Insured.

 Division--A division of Separate Account B which invests exclusively in the shares of a specified Portfolio of the Funds.

 Ensemble II--The name of the Flexible Premium Variable Life Insurance Policy described in this Prospectus.

 Funds--Jefferson Pilot Variable Fund, Inc., Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, Templeton Variable Products Series Fund, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II, series mutual funds.

 General Account--The assets of Chubb Colonial other than those allocated to Separate Account B or any other separate account.

 Insured--The person upon whose life the Policy is issued.

 Issue Age--The Insured's age at his nearest birthday on the Policy Date.

 Issue Date--This is the date the policy is issued by Chubb Colonial. The contestable and suicide periods are measured from the Issue Date.

 Loan value--Generally, 90% of a Policy's cash value on the date of a loan.

 Maturity date--Unless otherwise specified, the maturity date will be the policy anniversary nearest to the Insured's 95th birthday.

 Minimum Initial Premium--The minimum premium which is due and payable on the Policy Date. The Minimum Initial Premium must be sufficient to cover monthly deductions and keep the Policy in force for at least three months.

 Monthly anniversary date--The same date in each month as the policy date.

 Net premium--The gross premium less a 2.0% premium tax charge.

 Owner (Policyowner)--The person so designated in the application or as subsequently changed.

 Planned Periodic Premiums--Schedule of intended premium payments that the policyowner may establish.

 Policy date--The date set forth in the Policy. If money is received, it is the later of the date of application or the date of any required medical examination. If no money is received, the Policy Date is the Issue Date. The policy date is the date from which policy years, policy months, and policy anniversaries will be determined. If the policy date should fall on the 29th, 30th or 31st of a month, the policy date will be the 28th of such month.

 Policy debt--The sum of all unpaid policy loans and accrued interest thereon.

 Portfolio--A separate investment Portfolio of the Funds.

 Proof of death--One or more of the following:

  (a) A copy of a certified death certificate.

  (b) A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

  (c) A written statement by a medical doctor who attended the Insured.

  (d) Any other proof satisfactory to Chubb Colonial.

 Separate Account B--Colonial Separate Account B, a separate investment account created by Chubb Colonial to receive and invest net premiums paid under the Policy and other flexible premium variable life insurance policies offered by Chubb Colonial.

 Specified Amount--The face amount of the Policy which is the minimum death benefit payable under the Policy.

 Surrender Charge--A sales charge assessed only upon surrender or withdrawal.

 Valuation date--Each day, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 P.M. New York City time.

 Valuation period--The period between two successive valuation dates, commencing at the close of regular trading on the New York Stock Exchange on each valuation date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding valuation date.

                                    SUMMARY

 THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. ANY SIGNIFICANT VARIATIONS FROM THE INFORMATION APPEARING IN THIS PROSPECTUS WHICH MAY BE REQUIRED DUE TO INDIVIDUAL STATE REQUIREMENTS ARE CONTAINED IN SUPPLEMENTS WHICH ARE ATTACHED TO THIS PROSPECTUS, OR IN ENDORSEMENTS TO THE POLICY, AS APPROPRIATE. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY CONTAINED IN THIS PROSPECTUS ASSUMES THE POLICY IS IN EFFECT, THERE IS NO OUTSTANDING POLICY DEBT AND THE DEATH BENEFIT IS NOT SUBJECT TO ADJUSTMENT BY THE CORRIDOR PERCENTAGE.

 The Policy. Under the flexible premium variable life insurance policy (the "Policy") issued by Chubb Colonial Life Insurance Company ("Chubb Colonial"), the policyowner may, subject to certain limitations, make premium payments in any amount at any frequency. The Policy is a life insurance contract with death benefits, cash values, and other features traditionally associated with life insurance. It is called "flexible premium" because, unlike many insurance contracts, there is no fixed schedule for premium payments, although each policyowner may establish a schedule of premium payments ("Planned Periodic Premiums"). This flexibility permits a policyowner to provide for evolving insurance needs within a single insurance product. The minimum initial Specified Amount is $25,000. A policyowner under attained age 85 may increase or decrease coverage. Increasing coverage under the Policy, rather than purchasing another policy, may save additional administrative costs. Increasing coverage under the Policy or purchasing another policy may require new evidence of insurability. Increasing coverage may have certain tax consequences. See "Federal Tax Matters."

 The Policy is called "variable" because, unlike the fixed benefits of an ordinary whole life insurance contract, the accumulation value, the cash value and, under certain circumstances, the death benefit of the Policy may increase or decrease depending upon the investment experience of the divisions of Colonial Separate Account B ("Separate Account B") to which premium payments have been allocated. So long as the Policy's cash value continues to be sufficient to pay the monthly deduction, all policyowners are guaranteed a minimum death benefit equal to the face amount of the Policy (the "Specified Amount"), less any outstanding policy debt.

 The death benefit is payable under two options. Under Option I, the death benefit is equal to the greater of the Specified Amount or the accumulation value of the Policy on the date of death multiplied by the corridor percentage. Under Option II, the death benefit is equal to the sum of the Specified Amount and the Policy's accumulation value on the date of death, subject to adjustment by the corridor percentage. The corridor percentage is a tax law concept pertaining to the relationship between accumulation value and the death benefit, based on the Insured's attained age. Prospective policyowners should be aware that there is no guarantee of accumulation value in Separate Account
B. See "POLICY BENEFITS AND RIGHTS--Death Benefits."

 Colonial Separate Account B. Separate Account B is a separate account established by Chubb Colonial pursuant to the insurance laws of the State of New Jersey and organized as a registered unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve any supervision by the Securities and Exchange Commission (the "Commission") of the management or investment practices or policies of Separate Account B. Separate Account B is presently comprised of nineteen divisions, each of which buys shares at net asset value of the corresponding portfolio (a "Portfolio") of Jefferson Pilot Variable Fund, Inc., Templeton Variable Products Series Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, MFS Variable Insurance Trust or Oppenheimer Variable Account Funds (the "Funds"). Separate Account B is administered and accounted for as part of the general business of Chubb Colonial, but the income, capital gains, or capital losses of Separate Account B are credited to or charged against the assets held in the account in accordance with the terms of the Policy, without regard to other income or capital gains or losses of any other account arising out of any other business Chubb Colonial conducts. The assets of Separate Account B are not chargeable with liabilities arising out of any other business conducted by Chubb Colonial. The income and both realized and unrealized gains or losses on the assets of each division are separate and are credited or charged against each division without regard to income, gains or losses from any other division. See "CALCULATION OF ACCUMULATION VALUE--Unit Values."

 A policyowner may allocate net premium payments among the General Account and the divisions of Separate Account B which invest in Portfolios of the Funds. Over the life of the Ensemble II contract net premium payments may be allocated among a total of seventeen divisions of Separate Account B.

 If the Date of Receipt of the initial premium is prior to the date Chubb Colonial either issues the Policy or offers to issue the Policy on a basis other than as applied for, and that initial premium exceeds $500, the net premium, less any monthly deductions, will be credited with interest at the rate currently being credited to the General Account. This amount will be credited with interest for the period between the Date of Receipt of the premium (or the policy date, whichever is later) and the date Chubb Colonial issues the Policy or the applicant refuses Chubb Colonial's offer to issue the Policy on a basis other than as applied for. If the initial premium is $500 or less, no interest will be credited. In those instances when Chubb Colonial declines to issue a Policy, the entire premium paid will be returned. If the initial premium exceeds $500 it will be returned with interest. Interest will be credited from the Date of Receipt to the date the application is rejected. If the Policy issued as applied for is not accepted or the "free look" is exercised, no interest will be credited. Chubb Colonial will retain any interest earned on the initial net premium. Prior to the allocation date the initial net premium will be deposited in Chubb Colonial's General Account. See "The Policy--Policy "Free Look" ".

 Variations from the information contained in this prospectus due to individual state regulations are described in supplements attached to this prospectus or in endorsements to the policy, as appropriate. Policyowners should consult their policies for definitive information.

 The Funds. Jefferson Pilot Variable Fund, Inc., formerly The Chubb America Fund, Inc., is registered as an open-end diversified management company under the 1940 Act. Its shares are offered to divisions of separate accounts, whether now in existence or to be established by Chubb Colonial and its affiliated life insurance companies to fund variable life insurance policies and variable annuity contracts.

 Jefferson Pilot Variable Fund, Inc. presently has eleven classes of stock, each representing a Portfolio having a specific investment objective. The present Portfolios of Jefferson Pilot Variable Fund, Inc. are the World Growth Stock Portfolio, the International Equity Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the High Yield Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio. Ten of the eleven Portfolios are offered to a corresponding division of Separate Account B. In the future Jefferson Pilot Variable Fund, Inc. may add or delete Portfolios. The investment manager to Jefferson Pilot Variable Fund, Inc. is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), formerly Chubb Investment Advisory Corporation, a wholly-owned subsidiary of Chubb Colonial's parent, Chubb Life Insurance Company of America.

 Templeton Variable Products Series Fund is an open-end, diversified management investment company currently consisting of five separate series, one of which (Templeton International Fund) offers its shares to a corresponding division of Separate Account B. Templeton Variable Series Fund offers its shares solely to separate accounts of insurance companies, including companies not affiliated with Chubb Colonial, as an investment vehicle for variable life insurance policies and variable annuity contracts. The investment manager of Templeton International Fund is Templeton Investment Counsel, Inc. ("TICI").

 Fidelity Variable Insurance Products Fund (Fidelity VIP) and Fidelity Variable Insurance Products Fund II (Fidelity VIPII) are open-end, diversified management investment companies. Fidelity VIP currently consists of four separate series, two of which (Equity Income Portfolio and Growth Portfolio) offer their shares to a corresponding division of Separate Account B. Fidelity VIPII currently consists of five separate series, two of which (Contrafund Portfolio and Index 500 Portfolio) offer their shares to corresponding divisions of Separate Account B. Fidelity VIP and Fidelity VIPII offer their shares solely to separate accounts of insurance companies, including companies not affiliated with Chubb Colonial, as investment vehicles for variable life insurance policies and variable annuity contracts. Fidelity Management & Research is the investment manager of Fidelity VIP and Fidelity VIPII.

 MFS Variable Insurance Trust is an open-end management investment company, currently consisting of twelve separate mutual fund series, two of which, MFS Research and MFS Utilities, offer their shares to a corresponding division of Separate Account B. MFS Variable Insurance Trust offers its shares to separate accounts of insurance companies, including companies not affiliated with Chubb Colonial, as an investment vehicle for variable life and variable annuity contracts. Massachusetts Financial Services Company ("MFS") is the investment manager of the MFS Research Fund and the MFS Utilities Fund.

 The Oppenheimer Variable Account Funds is an open-end, diversified management investment company consisting of nine separate funds, two of which, the Oppenheimer Strategic Bond Fund and the Oppenheimer Bond Fund, offer their shares to a corresponding division of Separate Account B. The Oppenheimer Variable Account Funds offer shares to separate accounts of insurance companies, including companies not affiliated with Chubb Colonial, as an investment vehicle for variable life and variable annuity contracts. Oppenheimer Funds, Inc. is the investment manager of the Oppenheimer Strategic Income Fund and the Oppenheimer Bond Fund.

 Over the life of an Ensemble II contract, policyowners may allocate net premiums to a total of seventeen divisions of Separate Account B.

 Policyowners should be aware that there can be no assurance that any Portfolio will in fact achieve its stated objectives. Policyowners should read and retain the prospectuses for the Funds which accompanies this Prospectus for detailed information. See "THE FUNDS".

 Premiums. The first premium is due on the policy date. Premiums are paid in advance, generally one year at a time; however, Chubb Colonial permits semi-annual, quarterly and monthly premium payments. Changes in frequency and increases or decreases in the amount of Planned Periodic Premiums may be made by the policyowner provided that the total of all premiums, scheduled and unscheduled, cannot exceed the current maximum premium limitations for the definition of life insurance, set forth in the Code. Chubb Colonial will return any excess premiums if the total of all premiums, scheduled and unscheduled, will exceed these limits. Chubb Colonial will notify policyowners if any premiums, scheduled or unscheduled, would cause the Policy to be deemed a modified endowment contract and allow for a refund of the excess premium. See "FEDERAL TAX MATTERS--Policy Proceeds".

 Chubb Colonial reserves the right to limit the amount of any increase in premium payment. No premium payment may be less than $25. Subject to the foregoing limitations, a policyowner may make additional premium payments at any time prior to the maturity date of the Policy. See "THE POLICY--Payment of Premiums".

 Failure to pay premiums in accordance with the schedule of Planned Periodic Premiums will not automatically cause the Policy to lapse. It will lapse only when the cash value less outstanding policy debt is insufficient to pay the monthly deduction and a grace period expires without a sufficient payment by the policyowner. Conversely, payment of premiums in accordance with the schedule of Planned Periodic Premiums does not necessarily mean that the Policy will remain in force. See "THE POLICY--Policy Lapse".

 Death Benefit. The death benefit under the Policy is the amount payable to the named beneficiary when the person insured under the Policy dies. All or part of the death benefit may be paid in cash or applied under one or more of the payment options available under the Policy. See "POLICY BENEFITS AND RIGHTS-- Settlement Options". The death benefit will be reduced by the amount of any outstanding policy debt or unpaid monthly deduction.

 Under Option I, the death benefit will be equal to the greater of the Specified Amount or the accumulation value of the Policy on the date of death multiplied by the corridor percentage. Under Option II, the death benefit is equal to the Specified Amount plus the accumulation value of the Policy on the date of death; provided, however, that under Option II, the death benefit can never be less than the accumulation value on the date of death multiplied by the corridor percentage. See "POLICY BENEFITS AND RIGHTS--Death Benefits".

 A policyowner may, by written request, change the Specified Amount subject to the following conditions:

  1. Any requested decrease in Specified Amount, which may only be made after a Policy has been in force for one year, will become effective on the monthly anniversary date that coincides with, or next follows, receipt of such request. The minimum decrease in Specified Amount is $25,000. No decrease may reduce the Specified Amount below $25,000.

  2. Any request for an increase in Specified Amount, which may be made at anytime after the Policy has been issued, must be applied for, by a supplemental application, prior to attained age 85, and shall be subject to evidence of insurability satisfactory to Chubb Colonial. The minimum increase in Specified Amount is $25,000.

  3. Any change approved by Chubb Colonial will become effective on the date shown in the Supplemental Policy Specification Page of the Policy, subject to deduction of the first month's cost of insurance from the accumulation value of the Policy.

 By written request, a policyowner may also change the death benefit option. If the request is to change from Option I to Option II, the Specified Amount will be decreased by the amount of the accumulation value of the Policy on the effective date of the change. Evidence of insurability satisfactory to Chubb Colonial will be required for change from Option I to Option II. The effective date of the change from Option I to Option II will be the monthly anniversary date that coincides with or next follows the date of underwriter approval. If the request is to change from Option II to Option I, the Specified Amount will be increased by the amount of the accumulation value of the Policy on the effective date of the change. No evidence of insurability is required for a change from Option II to Option I. The effective date of the change from Option II to Option I will be the monthly anniversary date that coincides with or next follows the date that coincides with or next follows the Date of Receipt of the request for change. The effective date of either change shall be the monthly anniversary date that coincides with or next follows the Date of Receipt of the request for change. See "POLICY BENEFITS AND RIGHTS--Death Benefits". Policyowners may combine a request for a change in the Specified Amount with a request for a change in the death benefit option. Combined requests will be subject to the requirements and limitations of each of the requests. See "POLICY BENEFITS AND RIGHTS--Combined Requests."

 Value of Policy. The Policy provides for accumulation value equal to the total of accumulation value in the General Account and the Policy's accumulation value in divisions of Separate Account B. The Policy's accumulation value will reflect the amount and frequency of premium payments, the value of net premiums (net premiums plus credited interest), if any, allocated to the General Account, the investment experience of Separate Account B, policy loans, any withdrawals, and any charges imposed in connection with the Policy. There is no minimum guaranteed accumulation value.

 The accumulation value of each division in Separate Account B on the allocation date is equal to the net premiums, plus interest earned prior to the allocation date, which have been paid and allocated to that division less the portion of the first monthly deduction allocated to the Policy's accumulation value in that division. Thereafter, at the end of each valuation period after the initial allocation, the Policy's accumulation value in a division is equal to the sum of (a) the accumulation value in the division on the preceding valuation date multiplied by the net investment factor (See "CALCULATION OF ACCUMULATION VALUE--Net Investment Factor") for the current valuation period, plus (b) any net premium received during the current valuation period which is allocated to the division, plus (c) all accumulation values transferred to the division from another division or the General Account, including loan repayments, during the current valuation period, minus (d) accumulation values transferred from the division to another division or the General Account and accumulation values transferred to secure a policy debt during the current valuation period, and minus (e) all withdrawals from the division during the current valuation period, and minus (f) a pro-rata portion of monthly deductions, whenever a valuation period includes the monthly anniversary date.

 The Policy's total accumulation value in Separate Account B equals the sum of the Policy's accumulation value in each division. The Policy's accumulation value in Separate Account B is expressed in terms of the number of units and unit values of each division. See "CALCULATION OF ACCUMULATION VALUE--Unit Values."

 Charges and Deductions.

 (a) Chubb Colonial deducts 2.0% of each premium payment received to compensate Chubb Colonial for state premium taxes, franchise taxes and other local taxes imposed on premiums by New York State and local jurisdictions. The actual taxes imposed on Colonial may fall between 1.7% and 2.5% of premiums received. As a result, the 2.0% charge may at times be higher or lower than the actual tax incurred by Colonial. Colonial reserves the right to increase this charge to Policyowners up to a maximum of 2.50%. Colonial does not expect to realize a profit as a result of this charge.

 (b) There is a monthly deduction from each Policy's accumulation value in the General Account and/or one or more divisions of Separate Account B equal to the sum of (i) the cost of insurance, described below, and the cost of additional benefits provided by rider attached to the Policy; and (ii) a monthly administrative charge of $6.00. The cost of insurance charge is calculated on each monthly anniversary date. It is based on the sex, issue age, policy year, rating class of the Insured, and Specified Amount of the Policy. Monthly cost of insurance rates will be determined by Chubb Colonial based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed or be increased above the maximum charge based upon the Commissioner's 1980 Standard Ordinary Mortality Table.

 (c) A mortality and expense risk charge, not to exceed .0024657% on a daily basis (.90% on an annual basis) for policy years one through ten and .0017808% on a daily basis (.65% on an annual basis) for policy years eleven and thereafter will be imposed on the assets of each division. Chubb Colonial will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

 (d) Upon surrender or withdrawal, Chubb Colonial will assess a surrender charge. The surrender charge for the initial Specified Amount is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one, or (2) the "Guideline Annual Premium" as defined in the rules under the 1940 Act. Subject to other considerations, the surrender charges may be reduced by paying less premium in policy year one. The surrender factor depends on the length of time the Policy has been in force and ranges between 0% and 30% of the premium paid in policy year one. The surrender charge for increases in the Specified Amount is determined in a similar manner. The surrender charge is more fully described under "CHARGES AND DEDUCTIONS--Surrender Charge".

 (e) Chubb Colonial charges an administrative fee equal to the lesser of $25 or 2% of the amount of the withdrawal for each withdrawal and the lesser of $25 or 10% of the amount of a transfer for each transfer between divisions of Separate Account B or the General Account. Chubb Colonial reserves the right to assess a charge, not to exceed $25, for each request by a policyowner for an illustration of benefits and values after the policy date.

 (f) Chubb Colonial reserves the right to charge the assets of each division of Separate Account B to provide for any income taxes payable by Chubb Colonial on the assets of such divisions. In addition, an investment advisory fee is imposed against the assets of each Portfolio to compensate the Funds' investment manager and sub-investment managers. See "THE FUNDS".

 Policy Loans. After the first policy anniversary, a policyowner may borrow against the cash value of his Policy. Generally, the maximum loan amount is 90% of the cash value of the Policy on the date of the loan. Loan interest is payable at the end of each policy year and all policy debt outstanding will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

 A policyowner may allocate a policy loan among the General Account and the various divisions of Separate Account B. Accumulation value in each division equal to the policy debt so allocated will be transferred to the General Account. If loan interest is not paid when due, it becomes loan principal. An amount equal to the unpaid loan interest will be transferred to the General Account pro-rata from the accumulation value of the General Account and the divisions of Separate Account B. If no accumulation value is available in any of the divisions of Separate Account B, accumulation value held in the General Account will be set aside as loan collateral. Accumulation value held in the General Account for loan collateral earns interest daily at an annual rate of 6%.

 Chubb Colonial will charge interest on any outstanding policy loan with such interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of accumulation value which is held in the General Account to secure loans. The amount available at any time for a Type A loan equals the maximum loan amount less the DEFRA Guideline Single Premium, as set forth in the Code, less any outstanding Type A loans. All other loans are Type B loans; a Type B loan is charged an interest rate of 8%. It is possible for one loan request to result in both a Type A and Type B loan. Interest accrues on a daily basis from the date of the loan and is compounded annually. A policy loan may be prepaid in whole or in part at any time while the Policy is in force. When a loan repayment is made, accumulation value securing the policy debt in the General Account equal to the loan repayment will be allocated among the General Account and divisions of Separate Account B using the same percentages as used to allocate net premiums. See "CASH VALUE BENEFITS--Policy Loans".

 If a policyowner elects to surrender the policy or allows the policy to lapse, the policyowner may be taxed on a portion of any amounts paid to the policyowner which may include prior loans cancelled in the transaction. See "FEDERAL TAX MATTERS".

 Policy Cancellation, Surrender and Lapse. The policyowner has the limited right to return a Policy for cancellation and full refund of all premiums paid. Chubb Colonial will cancel the Policy if it is returned by mail or personal delivery to Chubb Colonial or to the agent who sold the Policy, within 20 days after the delivery of the Policy to the policyowner, within 45 days of the date of the execution of the application for insurance, or within 20 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. Chubb Colonial will return to the policyowner, within seven days, all payments received on the Policy. Prior to the allocation date, the initial net premium will be deposited in Chubb Colonial's General Account; Chubb Colonial will retain any interest earned if the "free look" right is exercised.

 So long as the Policy is in force, a policyowner may elect, subject to the consent of any irrevocable beneficiary or assignee of the Policy, to surrender the Policy and receive its cash value, i.e., the cash value of the Policy determined as of the day Chubb Colonial receives the policyowner's written request, less any outstanding policy debt secured by the Policy. A policyowner may also request a withdrawal, subject to the consent of any irrevocable beneficiary, of the cash value of the

Policy. Normally, a withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's accumulation value plus a pro-rata portion of the surrender charge.

 Failure to make any premium payment on a Policy will not necessarily cause the Policy to lapse. The duration of a Policy depends upon the cash value. The Policy will remain in force so long as the cash value less any outstanding policy debt is sufficient to pay the monthly deduction. In the event the cash value, less any outstanding policy debt, is insufficient to pay the monthly deduction and a sixty-one day grace period expires without an adequate payment by the policyowner, the Policy will lapse and terminate without value. See "THE POLICY--Policy Lapse."

 Once a Policy has lapsed, the policyowner may request reinstatement of the Policy anytime within five years of lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement. See "THE POLICY--Reinstatement."

 Distribution of the Policy. Chubb Colonial will offer the Policy only in New York. The Policy will be sold by agents who represent Chubb Colonial and are registered representatives of registered broker-dealers.

 Tax Consequences of the Policy. All death benefits paid under the Policy will generally be fully excludable from the gross income of the policy beneficiary for federal income tax purposes. Treasury regulations require that investments underlying the Policy be adequately diversified. Chubb Colonial believes it is presently in compliance with the regulations and intends to remain in compliance with such regulations and other federal tax law requirements.

 Chubb Colonial may charge each division in Separate Account B for its portion of any income tax charged to Chubb Colonial on the division or its assets. The charge, if imposed, will reduce the investment return of Separate Account B.

 If a policyowner elects to make certain transactions, including a partial withdrawal, surrender or exchange of the Policy, or receipt of accelerated benefits pursuant to the Terminal Illness Accelerated Benefit Rider, or allows the policy to lapse, the policyowner may be taxed on a portion of any amounts paid to the policyowner (which may include any prior policy loans cancelled in the transaction). Also, if premiums paid by a policyowner exceed certain limits and the Policy is deemed a modified endowment contract, then any pre-death distributions, including loans, surrenders and partial withdrawals, may be treated as income taxable to the policyowner and may also cause the policyowner to incur a penalty tax of 10%. Policyowners are advised to consult with their own tax advisers with regard to the tax consequences of the Policy. See "FEDERAL TAX MATTERS".

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

 Chubb Colonial is a stock life insurance company chartered in 1897 in New Jersey and has been continuously engaged in the insurance business since that time. Prior to March 1, 1996 Chubb Colonial was known as "The Colonial Life Insurance Company of America". It is licensed to do life insurance business in fifty states of the United States, Puerto Rico, the U.S. Virgin Islands, and in the District of Columbia. Chubb Colonial is a wholly-owned subsidiary of Chubb Life Insurance Company of America, ("Chubb Life") a New Hampshire life insurance company which, effective April 30, 1997, is a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina Corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401. Its telephone number is 910-691-3000. Chubb Life's home office and Chubb Colonial's service center are located at One Granite Place, Concord, New Hampshire 03301, telephone number
(800) 258-3648. Chubb Colonial's home office is located at Eight Sylvan Way, Parsippany, New Jersey 17054, telephone number (201) 455-1400. Chubb Colonial's total assets at December 31, 1996 were $602,728,000.

 Chubb Colonial writes life and health insurance and annuities. It is subject to New Jersey law governing insurance, and is regulated and supervised by the New Jersey Insurance Commissioner. Chubb Colonial is also subject to the insurance laws of New York. Contemporaneous with the sale of Chubb Life and its subsidiaries to Jefferson-Pilot Corporation, Chubb Colonial is currently rated AAA by Duff & Phelps, AA (Excellent) by Standard & Poors's Corporation and A by A.M. Best and Company. These ratings merely reflect the opinion of the rating company as to the relative financial strength of Chubb Colonial and Chubb Colonial's ability to meet its contractual obligations to its policyowners. Even though assets in Separate Account B are held separately from Chubb Colonial's other assets, ratings of Chubb Colonial may still be relevant to policyowners since not all of Chubb Colonial's contractual obligations relate to payments based on those segregated assets.

                          COLONIAL SEPARATE ACCOUNT B

 Separate Account B is a separate account of Chubb Colonial established on March 2, 1994 and governed by the insurance laws of the State of New Jersey. Separate Account B is organized as a unit investment trust registered with the Commission under the 1940 Act and is subject to that Act's requirements. Such registration does not involve supervision of the management or investment policies of Separate Account B or Chubb Colonial by the Commission. Chubb Colonial is the depositor of Separate Account B. Under New Jersey law, the assets of Separate Account B are held exclusively for the benefit of policyowners and persons entitled to payments under this Policy and other variable life insurance policies funded by Separate Account B. The assets of Separate Account B are not chargeable with liabilities arising out of any other business which Chubb Colonial may conduct.

 Chubb Colonial holds the assets of Separate Account B. These assets are kept physically segregated and held separate and apart from the General Account. Chubb Colonial maintains records of all purchases and redemptions of Funds shares by each of the divisions.

 Divisions. Separate Account B presently has nineteen investment divisions but may, in the future, add or delete investment divisions. Each investment division will invest exclusively in shares representing an interest in a Portfolio of the Funds.

 Investment income and other distributions to each division of Separate Account B arising from the applicable underlying Portfolio of the Funds increases the assets of the corresponding division of Separate Account B. The income and both realized and unrealized gains or losses on the assets of each division of Separate Account B are credited to or charged against that division without regard to income, gains or losses from any other division. Under certain unusual circumstances, the liabilities of one division, arising from claims against that division, could be attributed to another division.

                                   THE FUNDS

 Separate Account B invests in shares of the Jefferson Pilot Variable Fund, Inc., (formerly The Chubb America Fund, Inc.) the Templeton International Fund of Templeton Variable Products Series Fund, the Equity Income Portfolio and the Growth Portfolio of the Fidelity Variable Insurance Products Fund, the Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II, the Index 500 Portfolio of the Fidelity Variable Insurance Products Fund II, the Research Portfolio of the

MFS Variable Insurance Trust, the Utilities Portfolio of the MFS Variable Insurance Trust, the Strategic Income Portfolio of the Oppenheimer Variable Account Funds, or the Bond Portfolio of the Oppenheimer Variable Account Funds.

 Jefferson Pilot Variable Fund, Inc., (formerly The Chubb America Fund, Inc.) Jefferson Pilot Variable Fund, Inc. is organized as a Maryland corporation and is registered as an open-end diversified management company under the 1940 Act. The Jefferson Pilot Variable Fund, Inc. currently has eleven Portfolios, each of which has different objectives and ten of which are offered to a corresponding division of Separate Account B (Gold Stock Portfolio is not available). The shares of each series of Jefferson Pilot Variable Fund, Inc. stock are presently offered only to the divisions of separate accounts of Chubb Colonial and its affiliated life insurance companies. The assets of each Portfolio are maintained separately from the assets of the other Portfolios and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio generally has no effect on the investment performance of any other Portfolio. Under certain unusual circumstances, the liabilities of one Portfolio, arising from claims against that Portfolio, could be attributed to another Portfolio.

 The investment manager to Jefferson Pilot Variable Funds, Inc., is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory") (formerly Chubb Investment Advisory Corporation), which is an affiliate of Chubb Colonial. JP Investment Advisory and the Fund have contracted with ten unaffiliated companies, Templeton Global Advisors, Inc. ("Templeton"), Lombard Odier International Portfolio Management Limited ("Lombard Odier"), Van Eck Associates Corporation ("Van Eck Associates"), Pioneering Management Corporation ("Pioneer"), Janus Capital Corporation ("Janus"), J.P. Morgan Investment Management, Inc. ("Morgan"), Massachusetts Financial Services Company ("MFS"), Chubb Asset Managers, Inc. ("CAM"), Strong Capital Management, Inc. ("Strong"), and Warburg Pincus Asset Management, Inc., formerly Warburg Pincus Counsellors, Inc. ("Warburg") (collectively the "Sub-Investment Managers") to act as sub-investment managers or advisers to the World Growth Stock, International Equity, Gold Stock, Domestic Growth Stock, Capital Growth, Balanced, High Yield Bond, Emerging Growth and Money Market, Growth, and Growth and Income Portfolios, respectively. The fees of the Sub-Investment Managers are paid directly by the Investment Manager.

 Investment management fees are paid to JP Investment Advisory monthly at an annual rate based on a percentage of the average daily net assets of each Portfolio of Jefferson Pilot Variable Fund, Inc. as shown below:

                                        WORLD GROWTH STOCK,
                                       DOMESTIC GROWTH STOCK,                  HIGH YIELD
                                         GROWTH AND INCOME,   CAPITAL EMERGING  BOND AND  INTERNATIONAL
AVERAGE DAILY NET ASSETS  MONEY MARKET      AND BALANCED      GROWTH   GROWTH    GROWTH      EQUITY
------------------------  ------------ ---------------------- ------- -------- ---------- -------------
First $200 Million......      .50%              .75%           1.00%    .80%      .75%        1.00%
Next $1.1 Billion.......      .45%              .70%            .95%    .75%      .75%        1.00%
Over $1.3 Billion.......      .40%              .65%            .90%    .70%      .75%        1.00%

 The compensation of the Sub-Investment Managers is paid directly from the investment management fees of JP Investment Advisory and is set forth in the table below as an annual percentage of the average daily net assets of the Portfolio managed:

                                      SUB-INVESTMENT MANAGER
                          -----------------------------------------------
AVERAGE DAILY NET ASSETS   JANUS     TEMPLETON      VAN ECK     PIONEER
------------------------  ------- --------------- ------------ ----------
First $200 Million......   .75%        .50%           .50%        .50%
Next $1.1 Billion.......   .70%        .45%           .45%        .45%
Over $1.3 Billion.......   .65%        .40%           .40%        .40%
                                        MFS           MFS         MFS
       NET ASSETS         WARBURG EMERGING GROWTH MONEY MARKET HIGH YIELD MORGAN
       ----------         ------- --------------- ------------ ---------- ------
First $100 Million......   .50%        .40%           .30%        .40%     .45%
Next $100 Million.......   .50%        .40%           .30%        .40%     .40%
Next $200 Million.......   .50%        .40%           .25%        .40%     .35%
Over $400 Million.......   .50%        .40%           .25%        .40%     .30%
       NET ASSETS         STRONG   LOMBARD ODIER
       ----------         ------- ---------------
First $25 Million.......   .60%        .50%
Next $75 Million........   .50%        .50%
Next $50 Million........   .40%        .50%
Over $150 Million.......   .30%        .50%

 The investment objectives of each Portfolio of Jefferson Pilot Variable Fund, Inc. which offer their shares to a corresponding division of Separate Account B are set forth below.

 World Growth Stock Portfolio: to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Such companies will be those considered by the sub-investment manager to be undervalued or which are well-managed and have good growth potential. Any income realized from such investments will be incidental.

 International Equity Portfolio: to achieve long-term capital appreciation by investing substantially all of its total assets in equity and equity-related securities of companies from countries outside of the United States.

 Money Market Portfolio: to achieve the highest possible level of current income, consistent with preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

 High Yield Bond Portfolio: to achieve a high level of current income by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

 Domestic Growth Stock Portfolio: to achieve reasonable income and growth of capital by investing primarily in a diversified portfolio of equity securities issued by companies organized in the U.S. and considered by the sub-investment manager to be undervalued in light of the company's earning power and growth potential.

 Growth Portfolio: to achieve capital growth by investing primarily in equity securities believed by the Portfolio's sub-adviser to have above-average growth prospects.

 Growth and Income Portfolio: to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

 Capital Growth Portfolio: to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental. The Capital Growth Portfolio will invest primarily in common stocks.

 Balanced Portfolio: to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

 Emerging Growth Portfolio: to seek long-term growth of capital by investing primarily in common stocks of small and medium-sized companies. The Portfolio is intended for investors who understand and are willing to accept risks entailed in seeking long-term growth of capital.

 Jefferson Pilot Variable Fund, Inc. may find it necessary to take action to assure that the Policy continues to qualify as a life insurance policy under federal tax laws. Jefferson Pilot Variable Fund, Inc., for example, may alter the investment objectives of any Portfolio or take other appropriate actions. See "OTHER MATTERS--Additions, Deletions or Substitutions of Investments" and "FEDERAL TAX MATTERS".

 Templeton Variable Products Series Fund. Templeton Variable Products Series Fund is an open-end, diversified management investment company organized under the laws of Massachusetts. Templeton Variable Products Series Fund currently consists of five separate series; however, only one of the series, the Templeton International Fund, offers its shares to a corresponding division of Separate Account B. Templeton Variable Products Series Fund offers its shares solely to separate accounts of insurance companies, including companies not affiliated with Chubb Colonial, as an investment vehicle for variable life insurance policies and variable annuity contracts.

 The investment manager of Templeton International Fund is Templeton Investment Counsel, Inc. ("TICI"). TICI is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. As compensation for its services, TICI is paid a fee which, on an annual basis, represents .75% of the average daily net assets of the Fund up to $200 million, .675% of such assets from $200 million up to $1.3 billion, and .60% of such assets in excess of $1.3 billion of the average daily net assets of the Templeton International Fund.

 The investment objective of the Templeton International Fund is set forth below.

 Templeton International Fund: to seek long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Templeton International Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Standard & Poor's Corporation or Moody's Investors Service, Inc. or which are unrated by any rating agency.

 Although Chubb Colonial does not currently foresee any disadvantages to the policyowners arising out of variable life insurance separate accounts and variable annuity separate accounts investing in the Templeton Variable Products Series Funds simultaneously, there is a possibility that a material conflict may arise between the interest of Separate Account B and one or more of the other separate accounts investing in the Templeton Variable Products Series Fund. The Trustees of the Templeton Variable Products Series Fund intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (i) changes in state insurance laws,
(ii) changes in Federal income tax laws, (iii) changes in the investment management of any portfolio of Templeton Variable Products Series Fund, or
(iv) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

 Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II. Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIPII") are open-end, diversified management investment companies organized as Massachusetts business trusts on November 13, 1981 and March 21, 1988, respectively. Fidelity VIP currently consists of four separate series; however, only one of the series, High Income Portfolio, offers its shares to a corresponding division of Separate Account B. Fidelity VIPII currently consists of five separate series; however, only two of the series, Contrafund Portfolio and Index 500 Portfolio, offer their shares to corresponding divisions of Separate Account B. Fidelity VIP and Fidelity VIPII offer their shares solely to separate accounts of insurance companies, including companies not affiliated with Chubb Colonial, as investment vehicles for variable life insurance policies and variable annuity contracts.

 Fidelity Management & Research Company ("FMR") is the investment manager of Fidelity VIP and Fidelity VIPII. FMR is the management arm of Fidelity Investments, a Massachusetts corporation established in 1946. FMR is a wholly-owned subsidiary of FMR Corp. Through its subsidiaries, FMR is engaged in various aspects of the Financial services industry. Each fund pays a management fee to FMR for managing its investments and business affairs. Each fund's management fee is calculated and paid to FMR every month. The fee for each fund (excluding Money Market and Index 500 Portfolios) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for the Contrafund Portfolio and 0.37% for the High Income Portfolio, and it drops as total assets under management increase. Index 500 Portfolio pays a monthly management fee to FMR at the annual rate of 0.28% of the Fund's average net assets.

 The investment objectives of each Portfolio of Fidelity VIP and Fidelity VIPII in which Separate Account B invests are set forth below:

 Equity Income Portfolio: seeks reasonable income by investing primarily in income-producing equity securities.

 Growth Portfolio: seeks capital appreciation by investing primarily in common stocks.

 Contrafund Portfolio: seeks long term capital appreciation.

 Index 500 Portfolio: seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

 Although Chubb Colonial does not currently foresee any disadvantages to its policy and certificate owners arising out of variable life insurance separate accounts and variable annuity separate accounts investing in the Fidelity VIP and VIPII Funds simultaneously, there is a possibility that a material conflict may arise between the interest of Separate Account B and one or more of the other separate accounts investing in the Fidelity VIP and VIPII Funds. The Trustees of the VIP and VIPII Funds intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (i) changes in state insurance laws,

(ii) changes in Federal income tax laws, (iii) changes in the investment management of any portfolio of Fidelity VIP and VIPII Funds, or (iv) differences in voting instructions between those given by variable life insurance policy and certificate owners and those given by variable annuity contract owners.

 MFS Variable Insurance Trust (the "MFS Trust") is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 1, 1994. The Trust offers insurance company separate accounts a selection of investment vehicles for variable annuity and variable life insurance contracts. Currently the Trust offers shares of beneficial interest of twelve separate mutual fund series, two of which, MFS Research Series and MFS Utilities Series, offer their shares to a corresponding division of Separate Account B.

 The Trust's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Series' day-to-day management. Massachusetts Financial Services company ("MFS" or the "Adviser"), a Delaware corporation, is the investment adviser to each Series. For its services and facilities, MFS receives a management fee computed and paid monthly, in an amount equal to the following annual rates of the average daily net assets of each Series:

                                                       PERCENTAGE OF THE AVERAGE
                                                           DAILY NET ASSETS
        SERIES                                              OF EACH SERIES
        ------                                         -------------------------
        Research Series...............................           0.75%
        Utilities Series..............................           0.75%

 MFS or its affiliates will pay a fee to Chubb Colonial equal, on an annualized basis, to 0.15% of the aggregate net assets of each Series, attributable to Contracts offered by separate accounts of Chubb Colonial or its affiliates. Such fees will not be paid by the Series, its shareholders or by the Contract holders.

 The investment objectives of each Series of the Trust are set forth below:

 Research Series: seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth.

 Utilities Series: seeks capital growth and current income (incomes above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

 Oppenheimer Variable Account Funds (the "Oppenheimer Trust") is an open-end diversified management investment company organized in 1984 as a Massachusetts business trust. The Oppenheimer Trust consists of nine separate funds, two of which, the Bond Fund and the Strategic Bond Fund, offer their shares to a corresponding division of Separate Account B.

 The Oppenheimer Variable Account Funds are managed by OppenheimerFunds, Inc., which is responsible for selecting the Funds' investments and handling its day-to-day business.

 The monthly management fee payable to the Manager is computed separately on the net assets of each Fund as of the close of business each day. The management fee rates for the Bond Fund and the Strategic Bond Fund are as follows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion.

 Oppenheimer or its affiliates will pay a fee to Chubb Colonial equal, on an annualized basis, to 0.10% of the aggregate net assets of the Bond Fund and 0.15% for the Strategic Bond Fund attributable to contracts offered by Chubb Colonial or its affiliates. Such fees will not be payable by the Funds, their shareholders or by the Contract holders.

 The investment objectives of each Portfolio of the Oppenheimer Variable Account Funds in which Separate Account B invests are set forth below:

 Bond Fund: primarily seeks a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Fund seeks capital growth when consistent with its primary objective.

 Strategic Bond Fund: seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

 There can be no assurance that any of the Portfolios will achieve its stated objectives. The specialized nature of each Portfolio gives rise to significant differences in the relative investment potential and market and financial risks of each Portfolio. Policyowners should consider the unique features of each Portfolio before investing in any Portfolio. For more detailed information concerning each Portfolio, including a description of the investment risks, reference is made to the prospectuses for the Funds which accompanies this Prospectus, or the Statements of Additional Information for the Funds, available on request.

 Separate Account B will purchase shares of the Funds at net asset value in connection with premium payments allocated to the divisions in accordance with the policyowner's directions and will redeem shares of the Funds to process transfers, policy loans, surrenders or withdrawals and generally to meet contract obligations or make adjustments in reserves. The Funds will sell and redeem its shares at net asset value as of the Date of Receipt by Separate Account B of premium payments or notifications by a policyowner.

                                  THE POLICY

 General. The Policy is designed to provide the policyowner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. The policyowner is not required to pay scheduled premiums to keep the Policy in force but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, subject to certain limitations, the Policy allows a policyowner to adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the policyowner has the flexibility to adjust life insurance proceeds and vary the premium payments. Death benefits are payable under two options as described in "POLICY BENEFITS AND RIGHTS--Death Benefits".

 To purchase a Policy, a completed application must be submitted to Chubb Colonial through the agent selling the Policy. Chubb Colonial will generally not issue Policies to insure persons older than age 80. Applicants for insurance must furnish satisfactory evidence of insurability. Distinctions between smokers and nonsmokers are only made for Insureds age 15 and over. The minimum Specified Amount for a Policy at issue is $25,000. Chubb Colonial reserves the right to revise its rules from time to time to specify a different minimum Specified Amount at issue. If the Specified Amount applied for plus all other insurance in force which is underwritten by Chubb Colonial or its affiliates exceeds $1,250,000, Chubb Colonial will reinsure all or a portion of the Policy. Acceptance of an application or revocation of a Policy during the contestable period is subject to Chubb Colonial's insurance underwriting rules and Chubb Colonial may, in its sole discretion, reject any application or related premium for any good reason or contest a Policy.

 Payment of Premiums. Premiums must be paid to Chubb Colonial or through an authorized agent of Chubb Colonial for forwarding to Chubb Colonial. In addition, Chubb Colonial has instituted administrative procedures whereby premium payments in response to billing notices are sent directly to Chubb Colonial's bank. Unlike traditional insurance contracts, there is no fixed schedule of premium payments on a Policy either as to the amount or the timing of the payment. A policyowner may determine, within specified limits, his or her own premium payment schedule. These limits will be set forth by Chubb Colonial and will include a minimum initial premium payment sufficient to keep the policy in force for three months and may also include limits on the total amount and frequency of payments in each policy year. No premium payment may be less than $25. In order to help the policyowner obtain the insurance benefits desired, a Planned Periodic Premium and Premium Frequency will be stated in each Policy. This premium will usually be based upon the policyowner's insurance needs, the policyowner's financial abilities and the current financial climate, in general, as well as on the Specified Amount of the Policy and the Insured's age, sex and risk class. The policyowner is not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, provided the Policy's cash value, less policy debt, if any, is sufficient to pay monthly deductions. Conversely, adherence to the schedule of Planned Periodic Premiums will not assure that the Policy will remain in force. See "THE POLICY--Policy Lapse."

 Premium Limitations. In no event can the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations required by the Code. The premium limitations under the Policy are imposed in order to comply with present requirements to obtain favorable federal income tax treatment of the Policy and its death benefit. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Chubb Colonial will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations required by the Code. Also, if, at any time during the year, a premium has been paid which would result in the Policy being deemed a modified endowment contract, Chubb Colonial will so notify the policyowner and allow the policyowner to request a refund of the excess premium, or other action, in order to avoid having the Policy be deemed a modified endowment contract. A policyowner, however, may choose to have the Policy be deemed a modified endowment contract, and, in that case, Chubb Colonial will not refund the premiums. See "FEDERAL TAX MATTERS--Policy Proceeds." Premium payments less than the minimum amount of $25 will be returned to the policyowner.

 Allocation of Premiums. Premium payments, net of the premium tax charge, plus interest earned prior to the Allocation Date, will be allocated on the Allocation Date among the General Account and the divisions of Separate Account B in accordance with the directions of the policyowner, as contained in the application. Prior to the Allocation Date the initial net premium will be deposited in Chubb Colonial's General Account. Any other premiums received prior to the Allocation Date will also be deposited in the General Account. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only; no fractional percentages will be accepted. The policyowner may change his or her allocation of future premium payments among the General Account and the divisions of Separate Account B by written notice to Chubb Colonial or by telephone, provided that the proper telephone authorization is on file with Chubb Colonial, without payment of any fee or penalty. See "THE POLICY--Telephone Transfers, Loans and Reallocations".

 The allocation of each net premium payment to a division will be determined first by multiplying the net premium payment by the fraction to be allocated to each division as the policyowner directs to determine the portion to be invested in the division. Each portion to be invested in each division is then divided by the unit value of that particular division. The unit value of each division will vary to reflect the investment performance of the applicable underlying Portfolio shares. The unit value will be determined on each valuation date by multiplying the net asset value of the shares of the underlying Portfolio held by the division on the preceding valuation date by the net investment factor for that division for the valuation period then ended. The net investment factor for each of the divisions is equal to (i) the asset value per share of the corresponding Portfolio at the end of the preceding valuation period plus the per share amount of any investment income and capital gains, realized or unrealized, credited to such assets in the valuation period for which the net investment factor is being determined, less capital losses, realized or unrealized, charged against such assets during such valuation period and less any amount set aside by Chubb Colonial during the period as a reserve for taxes attributable to the operation or maintenance of each division, (ii) divided by the asset value per share of the corresponding Portfolio at the end of the preceding valuation period and (iii) less a charge not to exceed .0024657% on a daily basis (.90% on an annual basis) for policy years one through ten and .0017808% on a daily basis (.65% on an annual basis) for policy years eleven and thereafter of the value of the division to compensate Chubb Colonial for assumption of certain mortality and expense risks. See "CALCULATION OF ACCUMULATION VALUE--Unit Values". Applicants should refer to the prospectus for the Fund which accompanies this Prospectus for a description of how the assets of each Portfolio are valued since that determination directly affects the unit value of a division and, therefore, the accumulation value of a Policy.

 All valuations in connection with the Policy, e.g., with respect to determining cash value in connection with policy loans or withdrawals, with respect to determining accumulation value in connection with transfers or payment of death benefits, and with respect to determining the value of a division to be credited to a Policy with each net premium payment, will be made on the Date of Receipt of the premium or the request for payment, loan, withdrawal or transfer if such date is a valuation date; otherwise, such determination will be made on the next succeeding day which is a valuation date. The date of receipt of a premium payment sent directly to Chubb Colonial's bank pursuant to a billing notice will be the date the payment is received at the bank and the value of any division to which the payment is allocated will be determined as of such date provided such date is a valuation date; otherwise, such determination will be made on the next succeeding day which is a valuation date.

 Transfers. Accumulation value may be transferred between the General Account and the divisions of Separate Account B and among the divisions of Separate Account B. Transfer requests may be made in writing or by telephone with appropriate telephone authorization on file with Chubb Colonial. See "THE POLICY--Telephone Transfers, Loans and Reallocations". The total amount transferred each time must be at least $250 unless a lesser amount constitutes the entire accumulation value in the General Account or in a division. Accumulation value transferred from one division or from the General Account into more than one division, and/or into the General Account, counts as one transfer. Similarly, transferring accumulation value from more than one division, and/or the General Account, into one other division or the General Account, counts as one transfer.

 A transfer charge to cover administrative costs will be imposed each time amounts are transferred and will be deducted on a pro-rata basis from the division or divisions of Separate Account B or the General Account into which the amount is transferred. However, no transfer charge will be imposed on the transfer of the initial net premium payments, plus interest earned, from the General Account to the divisions of Separate Account B on the allocation date or on loan repayments. In addition, Chubb Colonial currently permits 12 transfers per policy year without imposing a transfer charge. The charge will be the lesser of $25 or 10% of the amount transferred. Currently, a policyowner may make up to 20 transfers per policy year.

 As long as any portion of the Policy's accumulation value is allocated to a division of Separate Account B, the Policy's accumulation value and cash value will reflect the investment experience of the chosen division(s) of Separate Account B. The death benefit may also reflect the experience of the chosen division(s) of Separate Account B.

 At any time the policyowner may transfer 100% of the Policy's accumulation value to the General Account and elect to have all future premium payments allocated to the General Account. While 100% of the Policy's accumulation value and all future premium payments are allocated to the General Account, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the Specified Amount, the sex, the attained age, and rating class of the Insured. The minimum period will decrease if the policyowner subsequently elects to increase the Specified Amount, elects to surrender the Policy, or elects to make a withdrawal. The minimum period will increase if the policyowner elects to decrease the Specified Amount, additional premium payments are received, or Chubb Colonial credits a higher interest rate or charges a lower cost of insurance rate than those guaranteed for the General Account.

 No transfer charge will be imposed for a transfer of all accumulation value in Separate Account B to the General Account. However, any transfer from the General Account to the division(s) of Separate Account B will be subject to the transfer charge, unless it is one of the first 12 transfers in a policy year and except for the transfer of the initial net premium payments, plus interest earned, from the General Account and loan repayments.

 Chubb Colonial reserves the right to refuse to accept or to place certain restrictions on transfers made by third-party agents acting on behalf of multiple policyowners or made pursuant to market timing services when Chubb Colonial determines, in its sole discretion, that such transfers will be detrimental to the Portfolios and the policyowners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolio to large asset swings that diminishes the Portfolio's ability to provide maximum investment return to all policyowners.

 A feature called Dollar Cost Averaging is available to policyowners under which a policyowner deposits an amount, subject to a minimum of $3,000, in the Money Market Division or the General Account and elects to have a specified dollar amount (the "Periodic Transfer Amount") automatically transferred to one or more of the divisions on a monthly, quarterly, or semi-annual basis. This feature allows policyowners to systematically invest in the divisions at various prices which may be higher or lower than the price a policyowner would pay when investing the entire amount at one time and at one price. Each Periodic Transfer Amount is subject to a minimum of $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified division. These amounts are subject to change at Chubb Colonial's discretion. If a transfer would reduce accumulation value in the Money Market Division or the General Account to less than the Periodic Transfer Amount, Chubb Colonial reserves the right to include such remaining accumulation value in the amount transferred.

 Dollar Cost Averaging will continue until the policyowner gives notification of cancellation of the feature. Any amounts deposited into the Repository Account will be transferred. Dollar Cost Averaging is currently available at no charge to policyowners. Although Chubb Colonial reserves the right to assess a charge, no greater than cost and with 30 days advance notice to policyowners, it has no present intention to do so.

 An Automatic Portfolio Re-Balancing feature is also available to policyowners. This feature provides a method for re-establishing fixed proportions between various types of investments on a systematic basis. Under this feature, the allocation between divisions and the General Account will be automatically readjusted to the desired allocation, subject to a minimum of 5% per division or General Account, on a quarterly, semi-annual or annual basis. Although Chubb Colonial reserves the right to assess a charge no greater than cost and with 30 days advance notice to the policyowners for this feature, it has no present intention to do so.

 A policyowner may not elect to have Dollar Cost Averaging and Automatic Portfolio Re-Balancing at the same time. Transfers and adjustments pursuant to these features will occur on a Policy's monthly anniversary date in the month in which the transaction is to take place or the next succeeding business day if the monthly anniversary date falls on a holiday or a weekend. The applicable authorization form must be on file at Chubb Colonial before either feature may begin. Neither feature guarantees profits nor protects against losses. Transfers under these features do not count towards the twelve free transfers or the twenty transfers currently allowed per year. Chubb Colonial reserves the right to modify the terms and conditions of these features upon 30 days advance notice to policyowners.

 Telephone Transfers, Loans and Reallocations. Policyowners and their authorized representatives may request by telephone transfers of accumulation value or reallocation of premiums (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Portfolio Re-Balancing programs), provided that the appropriate authorization form is on file with Chubb Colonial. Chubb Colonial may also, in its discretion, permit loans to be made by telephone, provided that the proper authorization form is on file with Chubb Colonial. Only the Policyowner may request loans by telephone.

Procedures have been established that are reasonably designed to reduce the risk of unauthorized telephone transfers, loan requests or allocation changes. These procedures include requiring personal identification information at the time of such request for verification purposes, such as the policyowner's social security number and date of birth. In addition, Chubb Colonial also tape records calls and provides written confirmations to policyowners. Notwithstanding these procedures, there still exists some risk. Neither Chubb Colonial, Chubb Securities Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers, loan requests or premium allocation changes of its procedures have been followed, and a policyowner bears the risk of loss in such situation.

 Policy Lapse. Failure to make a premium payment on a Policy will not necessarily cause the Policy to lapse. The duration of a Policy depends upon its cash value. The Policy will remain in force so long as the cash value, less any outstanding policy debt, is sufficient to pay the monthly deduction. In the event the cash value, less any outstanding policy debt, is insufficient to pay the monthly deduction, the policyowner will be given a sixty-one day period ("grace period") within which to make a premium payment to avoid lapse. The premium required to avoid lapse must be sufficient in amount, after the deduction of the premium tax charge, to cover the monthly deductions for at least three policy months. This required premium will be set forth in a written notice which Chubb Colonial will send to the policyowner at the beginning of the grace period. The Policy will continue in force through the grace period, but if no payment is forthcoming, the Policy will terminate without value at the end of the grace period. If the Insured under the Policy dies during the grace period, the death benefit payable under the Policy will be reduced by the amount of the monthly deduction due and unpaid and the amount of any outstanding policy debt. In addition, if the cash value of the Policy at any time should decrease so the aggregate amount of an outstanding policy debt secured by the Policy exceeds the cash value shown in the Policy and an additional payment is not made within sixty-one days of notification by Chubb Colonial, the Policy will lapse.

 Reinstatement. If the Policy lapses, the policyowner may reinstate the Policy. The terms of the original contract will apply upon reinstatement. The accumulation value, before payment of the required reinstatement premium, will equal the accumulation value on the date of termination. The policy year on reinstatement will be measured from the policy date. An application for reinstatement may be made any time within five years of lapse, but satisfactory proof of insurability and payment of a reinstatement premium is required. The reinstatement premium, after deduction of the premium tax charge, must be sufficient to cover monthly deductions for three policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, Chubb Colonial will require, at the election of the policyowner, repayment or reinstatement of the loan before permitting reinstatement of the Policy. The effective date will be the date of approval of the reinstatement application.

 Policy "Free Look". The policyowner has a limited right to return a Policy for cancellation and a full refund of all premiums paid. Chubb Colonial will cancel the Policy if it is returned by mail or personal delivery to Chubb Colonial or to the agent who sold the Policy, within 20 days after the delivery of the Policy to the policyowner, within 45 days of the date of the execution of the application for insurance, or within 20 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. Chubb Colonial will return to the policyowner within seven days all payments received on the Policy. Prior to the allocation date the initial net premium will be deposited in Chubb Colonial's General Account; Chubb Colonial will retain any interest earned if the "free look" right is exercised.

                            CHARGES AND DEDUCTIONS

 Premium Charges. Upon receipt of each premium payment and before allocation of the payment among the General Account and divisions of Separate Account B, Chubb Colonial will deduct a premium tax charge of 2.0% to compensate Chubb Colonial for state premium, franchise and other local taxes imposed by New York and local jurisdictions. The actual taxes imposed on Chubb Colonial may fall between 1.7% and 2.5% of premiums received. As a result, the 2.0% charge may at times be higher or lower than the actual tax incurred by Chubb Colonial. Chubb Colonial reserves the right to increase this charge to policyowners up to a maximum of 2.5%. Chubb Colonial does not expect to receive a profit as a result of this charge.

 Monthly Deduction. On the first day of each policy month beginning on the policy date, Chubb Colonial will deduct from the accumulation value of a Policy an amount to cover certain charges and expenses incurred in connection with the Policy. The monthly deduction is intended to compensate Chubb Colonial for underwriting and start-up expenses incurred in connection with the issuance of a Policy, certain administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider. At the option of the policyowner the amount deducted can be deducted from any one of the divisions of Separate Account B or pro-rata from each of the divisions and the General Account. If the policyowner does not designate one division, then the monthly deduction will be deducted pro-rata from each of the divisions and the General Account.

 The amount of the monthly deduction is equal to (i) the cost of insurance for the Policy, as described below, and the cost of additional benefits provided by rider, plus (ii) a monthly administrative charge of $6.00. The monthly administrative charge may not be increased.

 The cost of insurance for the Insured is determined on a monthly basis, and is determined separately for the initial Specified Amount and each subsequent increase in the Specified Amount. The monthly current cost of insurance rate is based on the sex, issue age, policy year, rating class of the Insured, and the Specified Amount of the Policy. If we assume two Insureds differ only with regard to one of the above bases, the effect of each of these bases on their monthly cost of insurance rates would be as follows:

 Sex: The cost of insurance rates for males will be greater than or equal to those for females.

 Issue Age: The cost of insurance rate for the younger Insured will be less than or equal to that for the older Insured.

 Policy Year: The current cost of insurance rate will increase as the policy year increases. For two Insureds with the same sex, rating class, and attained age the cost of insurance rate for the Insured with the younger issue age will never exceed, and in some cases will be less than that for the Insured with the older issue age.

 Rating Class: The cost of insurance rates for nonsmokers will be less than or equal to those for smokers. Cost of insurance rates may also differ due to the Insured's medical condition, occupation, or avocation.

 Specified Amount: The current cost of insurance rates will vary by Specified Amount, with different rates applying to Specified Amounts under $100,000, between $100,000 and $249,999, between $250,000 and $999,999 and $1,000,000 and over. Current cost of insurance rates are highest for Specified Amounts under $100,000, decreasing for each successive Specified Amount range as noted above.

 The cost of insurance is calculated as (i) multiplied by the result of (ii) minus (iii) where:

  (i) is the cost of insurance rate as described in the Cost of Insurance Rates provision contained in the Policy.

  (ii) is the death benefit at the beginning of the policy month divided by 1.0036748, to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5% that is applicable to the General Account portion of the Policy; and

  (iii) is the accumulation value at the beginning of the policy month.

 If the corridor percentage is applicable, the death benefit used in the foregoing calculation will reflect the corridor percentage.

 The monthly cost of the insurance rate will be determined by Chubb Colonial based upon expectations as to future mortality experience, but can never exceed the rates shown in the table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. Such guaranteed maximum rates are based on the Commissioner's 1980 Standard Ordinary Mortality Table.

 Risk Charge. Chubb Colonial will also assess a charge on a daily basis against each division of Separate Account B equal to .0024657% on a daily basis (.90% on an annual basis) for policy years one through ten and .0017808% on a daily basis (.65% on an annual basis) for policy years eleven and thereafter of the value of the division to compensate Chubb Colonial for its assumption of certain mortality and expense risks in connection with the Policy. Specifically, Chubb Colonial bears the risk that the total amount of death benefit payable under the Policy will be greater than anticipated and Chubb Colonial also assumes the risk that the actual cost incurred by it to administer the Policy will not be covered by charges assessed under the Policy.

 Surrender Charge. Upon surrender or withdrawal, Chubb Colonial will assess a surrender charge. The surrender charge for the initial Specified Amount is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one; or (2) the "Guideline Annual Premium" as defined in the rules and regulations under the 1940 Act. The surrender factor depends on the length of time the policy has been in force, as follows:

          POLICY YEAR                                         SURRENDER FACTOR
          -----------                                         ----------------
                 1-5                                                .30
                   6                                                .25
                   7                                                .20
                   8                                                .15
                   9                                                .10
                  10                                                .05
          11 and after                                               0

 Paying less premium in policy year one generally will have the effect of reducing the surrender charge. However, depending on investment experience, paying less premium in policy year one may result in an increase in cost of insurance charges, a reduction in accumulation value and an increased risk that the Policy will lapse.

 An additional surrender charge will be assessed for any increase in the Specified Amount, other than an increase caused by a change from death benefit Option I to death benefit Option II. The additional surrender charge is determined by multiplying a surrender factor by the lesser of (1) or (2), where:

  (1) is A times B divided by C, where:

    A is the amount of the increase in the Specified Amount

    B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the twelve months just following the increase in the Specified Amount

    C is the Specified Amount in effect after the increase in the Specified
   Amount

  (2) is the "Guideline Annual Premium" for the increase at the attained age of the Insured on the effective date of the increase in the Specified Amount.

 The surrender factor depends on the length of time the increase has been in force, as follows:

          INCREASE YEAR                                       SURRENDER FACTOR
          -------------                                       ----------------
                 1-5                                                .15
                   6                                                .125
                   7                                                .10
                   8                                                .075
                   9                                                .05
                  10                                                .025
          11 and after                                               0

 The surrender charge in effect at any time is the sum of the surrender charge for the initial Specified Amount plus the surrender charge for any increase in the Specified Amount. If the Specified Amount is decreased, the surrender charge will not decrease.

 For a withdrawal, the charge will be proportionately the same as for surrenders. The charge will be calculated by dividing (a) by (b) and multiplying the result by (c) where:

  (a) is the amount of the cash value withdrawn

  (b) is the cash value; and

  (c) is the amount of the surrender charge on a surrender.

 The surrender charge helps to compensate Chubb Colonial for the cost of selling the Policy. The cost includes advertising and the printing of the Prospectus and sales literature. Also, Chubb Colonial reimburses Chubb Securities Corporation for all commissions Chubb Securities Corporation pays to agents. Chubb Colonial expects to recover total sales expenses of the Policy over the life of the Policy. To the extent sales expenses in any one policy year are not recovered by the sales charge, Chubb Colonial will cover such expenses from its surplus, which may include profits, if any, from the mortality and expense risk charge.

 Administrative Fees. An administrative fee equal to the lesser of $25 or 10% of the amount of the transfer is imposed for each transfer among the divisions of Separate Account B or the General Account, after the first 12 transfers in a policy year and except for the transfer of the initial net premium payments, plus interest, from the General Account on the allocation date and loan repayments. For withdrawals, an administrative fee equal to the lesser of $25 or 2% of the amount withdrawn will be charged. After the policy date, a policyowner may request illustrations of benefits and values. Such illustrations are currently available to policyowners at no charge. Although Chubb Life reserves the right to assess a charge, no greater than $25 and with advance notice to policyowners, it has no present intention to do so. All administrative fees, including those which are part of the monthly deduction, are no greater than the anticipated expenses of providing such services.

 Other Charges. Chubb Colonial also reserves the right to charge the assets of each division to provide for any income taxes or other taxes payable by Chubb Colonial on the assets attributable to that division. An investment advisory fee is also imposed against the assets of each Portfolio for services provided by the Fund's investment manager and sub-investment managers.

                          POLICY BENEFITS AND RIGHTS

 Death Benefits. So long as it remains in force, the Policy provides for the payment of life insurance proceeds upon the death of the Insured. Proceeds will be paid to a named beneficiary or contingent beneficiary. One or more beneficiaries or contingent beneficiaries may be named. Life insurance proceeds may be paid in a lump sum or under an optional payment plan. (See "Settlement Options" below.) Proceeds of the Policy will be reduced by any outstanding policy debt and any due and unpaid charges and increased by any benefits added by rider. Proceeds that are payable in a lump sum at the death of the Insured will be increased to include interest as required by applicable state law. Proceeds will ordinarily be paid within seven days after Chubb Colonial receives due proof of death. Also see "Optional Insurance Benefits-- Terminal Illness Accelerated Benefit Rider."

 Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of life insurance proceeds payable under a Policy will depend upon the option in effect at the time of the Insured's death. Option I emphasizes the impact of investment experience on accumulation value rather than insurance coverage because the Specified Amount and the death benefit, generally, remain stable. Under Option I, as accumulation value increases and the death benefit does not increase, the amount at risk decreases. Thus, the cost of insurance charges are imposed on a decreasing amount. Option II emphasizes insurance coverage because favorable investment experience adds to the accumulation value that provides an addition to the total death benefit. Under Option II, favorable investment experience does not reduce the amount at risk upon which cost of insurance charges are based.

 Under Option I, life insurance proceeds will be equal to the greater of the Specified Amount, or the accumulation value of the Policy at the date of death multiplied by the corridor percentage, as described below. Under Option II, life insurance proceeds will be the Specified Amount plus the accumulation value of the Policy on the date of death. Under Option II, the death benefit can never be less than the accumulation value on the date of death multiplied by the corridor percentage.

 The corridor percentage depends upon the attained age of the Insured on the date of death. The corridor percentage for each age is set forth in the following table:

ATTAINED   CORRIDOR  ATTAINED  CORRIDOR  ATTAINED  CORRIDOR  ATTAINED  CORRIDOR
  AGE     PERCENTAGE   AGE    PERCENTAGE   AGE    PERCENTAGE   AGE    PERCENTAGE
--------  ---------- -------- ---------- -------- ---------- -------- ----------
40 &
below        250%       52       171%       64       122%       91       104%
 41          243        53       164        65       120        92       103
 42          236        54       157        66       119        93       102
 43          229        55       150        67       118        94       101
 44          222        56       146        68       117        95       100
 45          215        57       142        69       116
 46          209        58       138        70       115
 47          203        59       134        71       113
 48          197        60       130        72       111
 49          191        61       128        73       109
 50          185        62       126        74       107
 51          178        63       124      75-90      105

 The death benefit option in effect may be changed by sending Chubb Colonial a written request for change. If the death benefit option is changed from Option II to Option 1, the Specified Amount will be increased by the Policy's accumulation value; the effective date of the change will be the date of Chubb Colonial's receipt of such request for change. Conversely, if the death benefit option is changed from Option I to Option II, the Specified Amount will be decreased by the Policy's accumulation value; the effective date of the change will be the date of Chubb Colonial's underwriting approval of such request for change. Evidence of insurability satisfactory to Chubb Colonial will be required on a change from Option I to Option II. A change in the benefit option may not be made if it would result in a Specified Amount which is less than the minimum Specified Amount of $25,000. A change in benefit options will affect the cost of insurance.

 The policyowner, under attained age 85, may adjust the existing insurance coverage by increasing the Specified Amount at any time after the Policy has been issued. After a Policy has been in force for one year, the policyowner, under attained age 85, may adjust the existing insurance coverage by decreasing the Specified Amount. The increase or decrease must be at least $25,000. To make a change, the policyowner must send a written request and the Policy to Chubb Colonial. Any change in the Specified Amount will affect a policyowner's cost of insurance charge. An increase in the Specified Amount will affect the determination of the amount available for a Type A loan; decreases in the Specified Amount will not have any such effect. Any increase in the Specified Amount will become effective on the monthly anniversary date after the Date of Receipt for the request. Any decrease in Specified Amount will first apply to coverage provided by the most recent Specified Amount increase, then to the next most recent increases successively and finally to the coverage under the original application. By applying decreases in this manner, savings, generally, may be realized by a policyowner since additional costs and limitations associated with increases in Specified Amounts would be eliminated first. To apply for an increase in the Specified Amount, a supplemental application must be completed and evidence satisfactory to Chubb Colonial that the Insured is insurable must be submitted. Any approved increase in the Specified Amount will become effective on the date shown in the Supplemental Policy Specifications Page. Such increase will not become effective, however, if the Policy's cash value is insufficient to cover the deduction for the cost of the increased insurance for the policy month following the increase. Such an increase may require a payment or future increased Planned Periodic Premiums. Policyowners should consult their insurance advisers regarding the availability of the Primary Insured Term Rider described below as an alternative way of increasing coverage. See "CHARGES AND DEDUCTIONS."

 Guaranteed Death Benefit. The policyowner may add a Guaranteed Death Benefit Rider to the Policy under which the death benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on issue age, sex, smoking status, underwriting class, Specified Amount and death benefit option. If the Specified Amount is increased, an additional premium, based on attained age, will be required for such increase. There is a monthly charge for this rider. See "Optional Insurance Benefits."

 Combined Requests. Policyowners may combine requests for changes in the Specified Amount and the death benefit option and requests for withdrawals. The requirements and limitations that apply to each change will apply to the combined transactions, including any required evidence of insurability, Specified Amount and premium limitations, effectiveness on the monthly anniversary date following the Date of Receipt of the request, and the sufficiency of cash value to keep the Policy in force for the month following the transaction.

 The effect of a combined transaction on the cost of insurance, the amount of the death benefit proceeds and the premium limitations will be the net result of such effects for each such transaction considered separately. For example, combining a request for a withdrawal under Option I with a request for an increase in the Specified Amount will result in a greater amount at risk, an increase in the cost of insurance and a requirement of evidence of insurability. Policyowners should consider the net result of a combined transaction in light of insurance needs, financial circumstances and tax consequences.

 Maturity of the Policy. As long as the Policy remains in force, Chubb Colonial will pay the Policy's cash value, less outstanding policy debt, if any, on the maturity date. Benefits at maturity may be paid in a lump sum or under an optional payment plan. The maturity date is the date shown in the Policy. To change the maturity date, a written request and the Policy must be sent to Chubb Colonial at its service center. The Date of Receipt for any request must be before the maturity date then in effect. The requested maturity date must be (i) on a policy anniversary, (ii) at least one year from the Date of Receipt of the request, (iii) after the tenth policy year and (iv) on or before the policy anniversary nearest to the Insured's 95th birthday.

 Optional Insurance Benefits. Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. More detailed information concerning such riders may be obtained from the agent selling the Policy. Additional riders, developed after the effective date of this Prospectus, may also be available as optional insurance benefits to the Policy. The agent selling the Policy should be consulted regarding the availability of any such additional riders. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. See "CHARGES AND DEDUCTIONS."

 (a) Children's Term Insurance Rider. This benefit provides increments of level term insurance on the Insured's children, as defined in the rider. Under the terms of this rider, Chubb Life will pay the death benefit set forth in the rider to the proper beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the Children's Term Insurance Rider will continue in force under its terms without additional monthly charges.

 (b) Guaranteed Insurability Rider. This benefit provides that the Insured can purchase additional insurance at certain future dates without evidence of insurability. Under the terms of the rider, the Insured may, without evidence of insurability, increase the Specified Amount of the Policy on an option date, as defined in the rider.

 (c) Accidental Death Benefit Rider. This benefit provides additional insurance if the Insured's death results from an accident, as defined in the rider.

 (d) Exchange of Insured Rider. This benefit provides that the Policy may be exchanged for a reissued policy on the life of a substitute insured, subject to the conditions stated in the rider. See "FEDERAL TAX MATTERS."

 (e) Terminal Illness Accelerated Benefit Rider. This benefit advances up to 50% of a policy's eligible death benefit, subject to a $250,000 maximum per insured, if it is medically determined that the insured is terminally ill and has a life expectancy of six months or less, as defined in the rider. Upon the payment of the accelerated benefit payment, the amount of the death benefit, the Specified Amount, the cash value and the accumulation value are reduced by the same ratio as the requested portion of the death benefit bears to the original death benefit. Such reduction will be allocated among the General Account and the divisions of Separate Account B on a pro rata basis. While this benefit is offered at no additional premium cost or surrender charge, an actuarial discount as described in the rider, which reflects the early payment of amounts held under the Policy, will be deducted from the requested portion of the death benefit. In addition, Chubb Colonial imposes an administrative expense charge not to exceed the lesser of the actual cost of administering the exercise of the rider or $300. Chubb Colonial will deduct from the requested portion of the death benefit a prorated portion of any outstanding policy loans and any premiums which are unpaid within the grace period. Cost of insurance charges are adjusted to reflect the reduction in the death benefit. Future charges under the Policy will depend on whether a Waiver of Premium Disability Rider is in force. See "FEDERAL TAX MATTERS."

 (f) Other Insured Term Rider. This benefit provides increments of level term insurance on the life of an insured other than the Insured under the Policy.

 (g) Primary Insured Term Rider. This benefit provides increments of level term insurance on the life of the Insured under the terms set forth in the rider. See "FEDERAL TAX MATTERS".

 (h) Waiver of Specified Premium Rider. This benefit provides for the payment by Chubb Colonial of a specified monthly premium into the Policy while the Insured is totally disabled, as defined in the rider; the minimum monthly benefit will be at least enough to maintain the base policy and all supplementary coverages in force.

 (i) Guaranteed Death Benefit Rider. This benefit guarantees that the Policy will stay in force with a death benefit equal to the Specified Amount, even if the cash value less policy debt is not sufficient to pay the monthly deduction, provided that cumulative premiums paid, less loans and withdrawals, are greater than or equal to the guaranteed death benefit premium multiplied by the number of months the policy has been in force. This cumulative premium requirement must be met at all times for the rider to stay in force. A monthly charge of $.01 per $1,000 of Specified Amount will be deducted from the Policy's accumulation value.

 Settlement Options. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of four methods. A settlement option may be designated by notifying Chubb Colonial in writing. A lump sum payment of proceeds under the Policy will be made if a settlement option is not designated. Any amount left with Chubb Colonial for payment under an optional payment plan will be transferred to the account of the beneficiary in the General Account on the date Chubb Colonial receives written instructions. During the life of the Insured, the policyowner may select a plan. If a payment plan has not been chosen at the Insured's death, a beneficiary can choose a plan. If a beneficiary is changed, the payment plan selection will no longer be in effect unless the policyowner requests that it continue. An option may be elected only if the amount of the proceeds is $2,000 or more. Chubb Colonial reserves the right to change the interval of payments to 3, 6 or 12 months, if necessary, to increase the guaranteed payments to at least $20 each.

 OPTION A.

 Installments of a specified amount. Payments of an agreed amount to be made each month until the proceeds and interest are exhausted.

 OPTION B.

 Installments for a specified period. Payments to be made each month for an agreed number of years.

 OPTION C.

 Life income. Payments to be made each month for the lifetime of the payee. It is guaranteed that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon. No election will default to payments made for 20 years. Where there is a payment of the same amount at some ages for different periods certain, it will be assumed that the longest period certain which could have been elected for such age and amount was the period certain actually chosen.

 OPTION D.

 Interest. Payment of interest on the proceeds held by Chubb Colonial calculated at the compound rate of 3% per year. Interest payments will be made at 12, 6, 3 or 1 month intervals, as agreed upon.

 The interest rate for Options A, B, and D will not be less than 3% per year. The interest rate for Option C will not be less than 2 1/2% per year. Interest in addition to that stated may be paid or credited from time to time under any option, but only in the sole discretion of Chubb Colonial.

 Unless otherwise stated in the election of an option, the payee of policy benefits shall have the right to receive the withdrawal value under that option. For Options A and D, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. To receive this value, the payee must submit evidence of insurability acceptable to Chubb Colonial. Otherwise, the withdrawal value shall be the commuted value of any remaining guaranteed payments. If the payee should be alive at the end of the guaranteed period, the payment will be resumed on that date. The payment will then continue for the lifetime of the payee.

 If a payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

                       CALCULATION OF ACCUMULATION VALUE

 The Policy provides for an accumulation value, which will be determined on a daily basis. Accumulation value is the sum of the values in the divisions of Separate Account B plus the value in the General Account. The Policy's accumulation value in the divisions of Separate Account B is calculated by units and unit values under the Policies, as described below. The Policy's accumulation value will reflect a number of factors, including the investment experience of the divisions of Separate Account B that are invested in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. Accumulation values in Separate Account B are not guaranteed as to dollar amount.

 On the allocation date, the accumulation value in Separate Account B is the initial premium payments, reduced by the premium tax charge, plus interest earned prior to the allocation date, and less the monthly deduction for the first policy month. On the allocation date, the initial number of units credited to Separate Account B for the Policy will be established. At the end of each valuation period thereafter, the accumulation value in a division of Separate Account B is (i) plus (ii) plus (iii) minus (iv) minus (v) where:

   (i) is the accumulation value in the division on the preceding valuation date multiplied by the net investment factor, as described below, for the current valuation period,

   (ii) is any net premium received during the current valuation period which is allocated to the division,

   (iii) is all accumulation values transferred to the division from another division or the General Account during the current valuation period,

   (iv) is all accumulation values transferred from the division to another division or the General Account and accumulation values transferred to secure a policy debt during the current valuation period, and

   (v) is all withdrawals from the division during the current valuation period.

 In addition, whenever a valuation period includes the monthly anniversary date, the accumulation value at the end of such period is reduced by the portion of the monthly deduction allocated to the division.

 The Policy's total accumulation value in Separate Account B equals the sum of the Policy's accumulation value in each division thereof.

 Unit Values. Units are credited to a policyowner upon allocation of net premiums to a division. Each net premium payment allocated to a division will increase the number of units in that division. Both full and fractional units are credited. The number of units and fractional units is determined by dividing the net premium payment by the unit value of the division to which the payment has been allocated. The unit value of each division is determined on each valuation date. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each division's units will vary depending upon the investment performance of the corresponding Portfolio of the Fund.

 Certain transactions affect the number of units in a division under a Policy. Loans, surrenders and withdrawals, withdrawal and transfer fees and charges, the surrender charge, and monthly deductions involve the redemption of units and will decrease the number of units. Transfers of accumulation value among divisions will reduce or increase the number of units in a division, as appropriate.

 The unit value of a division on any valuation date is calculated by multiplying (1) by (2) where:

   (1) is the division's unit value on the previous valuation date; and

   (2) is the net investment factor for the valuation period then ended.

 The unit value of each division's units on any day other than a valuation date is the unit value as of the next valuation date and is used for the purpose of processing transactions.

 Net Investment Factor. The net investment factor measures the investment experience of each division of Separate Account B and is used to determine changes in unit value from one valuation period to the next valuation period. The net investment factor for a valuation period is (i) divided by (ii) minus
(iii) where:

   (i) is (a) the value of the assets of the division at the end of the preceding valuation period, plus (b) the investment income and capital gains, realized or unrealized, credited to the assets of the division during the valuation period for which the net investment factor is being determined, minus (c) capital losses, realized or unrealized, charged against those assets during the valuation period, minus (d) any amount charged against the division for taxes or any amount set aside during the valuation period by Chubb Colonial to provide for taxes attributable to the operation or maintenance of that division, and

   (ii) is the value of the assets of the division at the end of the preceding valuation period, and

   (iii) is a charge no greater than .0024657% on a daily basis for policy years one through ten and .0017808% on a daily basis for policy years eleven and thereafter. This corresponds to .90% on an annual basis for policy years one through ten and .65% on an annual basis for policy years eleven and thereafter for mortality and expense risks.

                              CASH VALUE BENEFITS

 So long as it remains in force, the Policy provides for certain benefits prior to the maturity date. Subject to certain limitations, the policyowner may at any time obtain cash value by surrendering the Policy or making withdrawals from the Policy. The cash value equals the accumulation value less any surrender charge. In addition, the policyowner has certain policy loan privileges under the Policy.

 Surrender Privileges. As long as the Policy is in force, a policyowner may surrender the Policy or make a withdrawal from the Policy at any time by sending a written request to Chubb Colonial. See "FEDERAL TAX MATTERS--Policy Proceeds."

 The surrender value of the Policy equals the cash value less any outstanding policy debt. The surrender value will be determined at the end of the valuation period during which the request for a surrender or withdrawal is received. Proceeds will generally be paid within seven days of the Date of Receipt of a request for surrender or withdrawal.

 The amount payable upon surrender of the Policy is the surrender value at the end of the valuation period during which the request is received. The surrender value may be paid in a lump sum, within seven days of the Date of Receipt of the request, or under one of the optional payment plans specified in the Policy. See "POLICY BENEFITS AND RIGHTS--Settlement Options."

 A policyowner can obtain a portion of the Policy's cash value by withdrawal of cash value from the Policy. A withdrawal from a Policy is subject to the following conditions:

   A. The amount withdrawn may not exceed the cash value less any outstanding debt.

   B. The minimum amount that may be withdrawn is $500.

   C. A charge equal to the lesser of $25 or 2% of the amount of the withdrawal will be deducted from the amount of each withdrawal.

 Withdrawals generally will affect the Policy's accumulation value, cash value and the life insurance proceeds payable under the Policy. The Policy's cash value will be reduced by the amount of the withdrawal. The Policy's accumulation value will be reduced by the amount of the withdrawal plus a pro-rata surrender charge. Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus a pro-rata surrender charge, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. See "POLICY BENEFITS AND RIGHTS--Combined Requests."

 Under Option I, which provides for life insurance proceeds equal to the greater of the Specified Amount or the accumulation value of the Policy at the date of death multiplied by the corridor percentage provided by the Code, the Specified Amount will be reduced by the amount of the withdrawal plus the pro-rata surrender charge. The Specified Amount remaining after a withdrawal may not be less than $10,000. As a result, Chubb Colonial will not effectuate any withdrawal that would reduce the Specified Amount below this minimum. If increases in Specified Amount previously have occurred, a withdrawal will first reduce the Specified Amount of the most recent increase, then the most recent increases successively, then the coverage under the original application. If the life insurance proceeds payable under either death benefit option, both before and after the withdrawal, is the accumulation value multiplied by the corridor percentage, a withdrawal generally will result in a reduction in life insurance proceeds equal to the amount paid upon withdrawal, multiplied by the corridor percentage then in effect.

 Under Option II, which provides for life insurance proceeds equal to the Specified Amount plus accumulation value, a reduction in accumulation value as a result of a withdrawal will typically result in a dollar per dollar reduction in the life insurance proceeds payable under the Policy.

 A policyowner may allocate a withdrawal among the General Account and the divisions of Separate Account B. If no such allocation is made, a withdrawal will be allocated among the General Account and the divisions of Separate Account B in the same proportion that the accumulation value in the General Account, less any policy debt, and the accumulation value in each division bears to the total accumulation value of the Policy, less any policy debt, on the date of withdrawal. See "FEDERAL TAX MATTERS--Policy Proceeds."

 Policy Loans. So long as the Policy remains in force, a policyowner may borrow money from Chubb Colonial at any time after the first policy anniversary using the Policy as the only security for the loan. Loans have priority over the claims of any assignee or any other person. Generally, the maximum loan amount is 90% of the cash value at the end of the valuation period during which the loan request is received. The maximum amount which may be borrowed at any given time is the maximum loan amount reduced by any outstanding policy debt.

 Proceeds of policy loans ordinarily will be disbursed within seven days from the Date of Receipt of a request for a loan by Chubb Colonial, although payments may be postponed under certain circumstances. See "OTHER MATTERS-- Postponement of Payments". Chubb Colonial may, in its discretion, permit loans to be made by telephone if the proper authorization form is on file with Chubb Colonial. See "THE POLICY--Telephone Transfers, Loans and Reallocations". So long as the Policy remains in force, the loan may be repaid in whole or in part without penalty at any time while the Insured is living.

 When a policy loan is made, a portion of the Policy's accumulation value sufficient to secure the loan will be transferred to the General Account. A policy loan removes the proceeds from the investment experience of Separate Account B which will have a permanent effect on the accumulation value and death benefit even if the loan is repaid. Any loan interest that is due and unpaid will also be so transferred. Accumulation value equal to policy debt in the General Account will accrue interest daily at an annual rate of 6%. The policyowner may allocate a policy loan among the General Account and the divisions of Separate Account B. If no such allocation is made the loan will be allocated among the General Account and divisions of Separate Account B in the same proportion that the accumulation value in the General Account less policy debt and the accumulation value in each division bears to the total accumulation value of the Policy, less policy debt, on the date of the loan.

 Chubb Colonial will charge interest on any outstanding policy loan. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of accumulation value held in the General Account to secure loans. The amount available at any time for a Type A loan equals the maximum loan amount less the DEFRA Guideline Single Premium ("DGSP"), as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans; a Type B loan is charged an interest rate of 8%. It is possible for one loan request to result in both a Type A and a Type B loan. A request for a loan will be granted first as a Type A loan, to the extent available, and then as a Type B loan. Once a policy loan is granted, it remains a Type A or Type B until it is repaid. Increases in the Specified Amount will affect the determination of the amount available for a Type A loan; however, decreases in the Specified Amount will not have any such effect.

 Where applicable, loans are subject to conditions and requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"), as well as the terms of any retirement plan in connection with which the Policy has been purchased. The ERISA rules relating to loans are complex and vary depending on the individual circumstances of each Policy. Employers and policyowners should consult with qualified advisers before exercising the loan privileges.

 Policy debt equals the total of all outstanding policy loans and accrued interest on policy loans. If policy debt exceeds cash value, Chubb Colonial will notify the policyowner and any assignee of record. A payment at least equal to the amount of excess policy debt above the cash value must be made to Chubb Colonial within 61 days from the date the notice is mailed, otherwise, the Policy will lapse and terminate without value. The Policy may, however, later be reinstated, subject to satisfactory proof of insurability and the payment of a reinstatement premium. See "THE POLICY--Reinstatement".

 So long as the Policy remains in force, policy debt may be repaid in whole or in part at any time during the Insured's life. If there is any existing policy debt, premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, will be applied as premium. Premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, will first be applied as policy loan repayments, then as premium when the policy debt is repaid. For policyowners with both Type A and Type B loans, repayments of the loan will be applied first to Type B loans and then to Type A loans. Upon repayment, the Policy's accumulation value securing the repaid portion of the debt in the General Account will be transferred to the General Account and the divisions of Separate Account B using the same percentages used to allocate net premiums. A policyowner may make loan repayments on a pre-authorized check basis. Any outstanding policy debt is subtracted from life insurance proceeds payable at the Insured's death, from accumulation value upon surrender, and from cash value payable at maturity. In the event that the Policy lapses due to insufficient cash value resulting from loans, the policyowner may be taxed on the total appreciation under the Policy. In addition, if the policy is surrendered or allowed to lapse, the policyholder may be taxed on amounts received as loans that are cancelled in the transaction. See "FEDERAL TAX MATTERS".

                                 OTHER MATTERS

 Voting Rights. To the extent required by law, Chubb Colonial will vote the Funds' shares held in the various divisions of Separate Account B at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in Separate Account B. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change and, as a result, Chubb Colonial determines that it is permissible to vote the Funds' shares in its own right, it may elect to do so. The number of votes on which each policyowner has the right to instruct will be determined by dividing the Policy's accumulation value in a division of Separate Account B by the net asset value per share of the corresponding Portfolio in which the division invests, or as otherwise required by law. Fractional shares will be counted. The number of votes on which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds. Chubb Colonial will vote the Funds' shares as to which no instructions are received in proportion to the voting instructions which are received with respect to all Policies participating in the Funds in accordance with applicable law. Each person having a voting interest will receive proxy material, reports and other materials relating to the Funds. The shares held by Chubb Colonial, including shares for which no voting instructions have been received, shares held in Separate Account B representing charges imposed by Chubb Colonial against Separate Account B under the Policies and shares held by Chubb Colonial that are not otherwise attributable to Policies, will also be voted by Chubb Colonial in proportion to instructions received from the owners of variable life insurance policies funded through Separate Account B. Chubb Colonial reserves the right to vote any or all such shares at its discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

 Chubb Colonial may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Funds or disapprove an investment advisory contract of the Funds. In addition, Chubb Colonial may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment adviser of the Funds if Chubb Colonial reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Chubb Colonial determined that the change would be inconsistent with the investment objectives of Separate Account B or would result in the purchase of securities for Separate Account B which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by Chubb Colonial or any affiliate of Chubb Colonial which have similar investment objectives. In the event that Chubb Colonial does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semi-annual report to the policyowner.

 Additions, Deletions or Substitutions of Investments. Chubb Colonial reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any division or which any division may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of Chubb Colonial's management, further investment in shares of the Funds should become inappropriate in view of the purposes of the Policy, Chubb Colonial may substitute shares of any other investment company for shares already purchased, or to be purchased in the future under the Policies. No substitution of securities will take place without notice to and consent of policyowners and without prior approval of the Commission, all to the extent required by the 1940 Act. Any surrender due to a change in the Portfolio's investment policy will incur any applicable surrender charges.

 Each class of the Funds' stock is subject to certain investment restrictions which may not be changed without the approval of the majority of the holders of such series. See the accompanying prospectuses for the Funds.

 Any action taken by Chubb Colonial, pursuant to this provision, is subject to the approval of the New York State Insurance Department.

 Annual Summary. Each year a summary will be sent to the policyowner which shows the current accumulation value, cash value, premiums paid and all charges since the last annual summary as well as the balance of outstanding policy loans. Chubb Colonial will also send to the policyowner the reports required by the 1940 Act.

 Confirmation. Confirmation notices (or other appropriate notification) will be mailed promptly at the time of the following transactions:

   (1) policy issue;

   (2) receipt of premium payments;

   (3) initial allocation among divisions on the allocation date;

   (4) transfers among divisions;

   (5) change of premium allocation;

   (6) change between Option I and Option II;

   (7) increases or decreases in Specified Amount;

   (8) withdrawals;

   (9) receipt of loan repayments; and

   (10) reinstatements.

 Limitation on Right to Contest. Chubb Colonial will not contest or revoke the insurance coverage provided under the Policy, except for any applied for increase in Specified Amount, after the Policy has been in force during the lifetime of the Insured for a period of two years from the Issue Date. This provision does not apply to any benefits provided by a rider which grants disability benefits or an added benefit in the event that death results from an accident. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Within the two year period following an increase in Specified Amount, only statements in the application for such increase will be subject to contestability.

 Misstatements. If the age or sex of the Insured has been misstated in an application, including a reinstatement application, the amount payable under the Policy by reason of the death of the Insured will be equal to the sum of the following:

   1. The accumulation value on the date of death less any policy debt; and

   2. The death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the Insured's true age or sex.

 Suicide. The Policy does not cover the risk of suicide within two years from the Issue Date or two years from the date of any increase in Specified Amount with respect to such increase, unless otherwise specified by state law. In the event of suicide within two years of the Issue Date, the only liability of Chubb Colonial will be a refund of premiums paid, without interest, less any policy debt and less any withdrawal. In the event of suicide within two years of an increase in Specified Amount, the only liability of Chubb Colonial will be a refund of the cost of insurance for such increase, plus death benefits payable without regard to suicide, if any.

 Beneficiaries. The original beneficiaries and contingent beneficiaries are designated by the policyowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with Chubb Colonial. One or more primary or contingent beneficiaries may be named in the application. In such case, the proceeds of the Policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyowner.

 Postponement of Payments. Payment of any amount upon surrender, withdrawal, policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission or (ii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of net assets in Separate Account B.

 Assignment. The Policy can be assigned as collateral security. Chubb Colonial must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by Chubb Colonial prior to its notification of such assignment. Chubb Colonial is not responsible for the validity of an assignment. A policyowner's rights and the rights of the beneficiary may be affected by an assignment. See "Federal Tax Matters."

 Illustration of Benefits and Values. After the policy date, the policyowner may request illustrations of death benefits, accumulation values and cash values at any time after the policy date. Illustrations will be based on the existing accumulation value and cash value at the time of the request and both the maximum and the then current costs of insurance rates. Such illustrations are currently available to policyowners at no charge. Although Chubb Colonial reserves the right to assess a charge, no greater than $25 and with advance notice to policyowners, it has no present intention to do so. See "CHARGES AND DEDUCTIONS--Administrative Fees."

 Non-Participating Policy. The Policy does not share in any surplus distributions of Chubb Colonial. No dividends are payable with respect to the Policy.

                              THE GENERAL ACCOUNT

POLICYOWNERS MAY ALLOCATE NET PREMIUMS AND TRANSFER ACCUMULATION VALUE TO THE GENERAL ACCOUNT. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS, AND

COLONIAL HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

 General Description. The General Account consists of all assets owned by Chubb Colonial other than those in Separate Account B and other separate accounts which may be established by Chubb Colonial. Subject to applicable law, Chubb Colonial has sole discretion over the investment of the assets of the General Account.

 A policyowner may elect to allocate net premiums to the General Account or to transfer accumulation value to or from the divisions of Separate Account B and the General Account. The allocation or transfer of funds to the General Account does not entitle a policyowner to share in the investment experience of the General Account. Instead, Chubb Colonial guarantees that accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4 1/2%, independent of the actual investment experience of the General Account. Chubb Colonial is not obligated to credit interest at any higher rate, although Chubb Colonial may, in its sole discretion, do so.

 If the Date of Receipt of the initial premium is prior to the date Chubb Colonial either issues the Policy or offers to issue the Policy on a basis other than as applied for, that initial net premium, less any monthly deductions, will be credited with interest at the rate currently being credited to the General Account. This amount will be credited with interest for the period between the date the premium is received (or the policy date, whichever is later) and the date Chubb Colonial issues the Policy or the applicant refuses Chubb Colonial's offer to issue the Policy on a basis other than as applied for. No interest will be credited for the above period if the initial premium is less than $500. In those instances when Chubb Colonial declines to issue a Policy, the entire premium paid will be returned. If the premium is greater than $500, the premium will be returned with interest. Interest will be credited from the Date of Receipt to the date the application is rejected. No interest will be credited for such initial premiums if the Policy issued as applied for is not accepted or the "free look" is exercised; Chubb Colonial will retain any interest earned. See "The Policy--Policy "Free Look" ".

 The Policy. This Prospectus describes a flexible premium variable life insurance policy. Net premiums may be allocated to the General Account or to Separate Account B or to both. This Prospectus is generally intended to serve as a disclosure document for the aspects of the Policy involving Separate Account B. For more information regarding the General Account, see the Policy itself, or discuss the Policy with your insurance agent.

 General Account Benefits. If the policyowner pays the same premiums as scheduled, allocates all net premiums only to the General Account and makes no transfers, withdrawals, or policy loans, the minimum amount and duration of the death benefit will be fixed and guaranteed. The policyowner may select either death benefit Option I or II under the Policy and may change the Policy's Specified Amount subject to satisfactory evidence of insurability, if required.

 General Account Accumulation Value. Net premiums allocated to the General Account are credited to the Policy. Prior to the allocation date, the initial net premium is deposited in the General Account, and those net premiums are credited to the Policy. On the allocation date the initial net premium payments deposited in the General Account, plus interest earned, will be allocated among the divisions of Separate Account B and the General Account as instructed by the policyowner in the application. The accumulation value in the General Account on the allocation date is equal to the portion of the net premium payments, plus interest earned, which have been paid and allocated to the General Account, less the portion of the first monthly deduction allocated to the General Account.

 Chubb Colonial guarantees that interest credited to each policyowner's accumulation value in the General Account will not be less than an effective annual rate of at least 4 1/2% per year. Chubb Colonial may, IN ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4 1/2% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATION VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4 1/2% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF CHUBB COLONIAL. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4 1/2% PER YEAR. Accumulation value in the General Account that equals indebtedness will be credited interest daily at annual rate of 6%. The accumulation value in the General Account will be calculated on each monthly anniversary date of the Policy, or on any other date with consistent adjustments.

 Chubb Colonial guarantees that, at any time prior to the maturity date, the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4 1/2% per year, plus any excess interest which Chubb Colonial credits and any amounts transferred into the General Account, less the sum of all charges allocable to the General Account and any amounts deducted from the General Account in connection with withdrawals or transfers to Separate Account B.

 Determination of Charges. The portion of the monthly deduction attributable to the General Account will be determined as of the actual monthly anniversary date, even if the monthly anniversary date does not fall on a valuation date.

 Premium Deposit Fund. As a convenience to policyowners, Chubb Colonial permits policyowners to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rate of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be annually reported on Form 1099 to the policyowner. An amount equal to the Planned Periodic Premium will be transferred on the policy date to pay premiums on the policy. Policyowners may withdraw all or part of the funds from the PDF at any time. No commissions are earned or paid until premium payments are made pursuant to transfers from the PDF.

                          DISTRIBUTION OF THE POLICY

 The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Chubb Colonial, are also registered representatives of broker-dealers who have entered into written sales agreement with the principal underwriter, Jefferson Pilot Variable Corporation. Any such broker-dealers will be registered under the Securities Exchange Act of 1934 and their representatives selling the Policies will be authorized under applicable insurance laws and regulations to sell insurance products of this type. Commissions are payable under various schedules and accordingly will vary from the form of commissions schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 4% of first year excess premium, and 4% of target premium for both renewals and excess premium in the second through fifteenth policy years. Compensation arrangements vary among broker-dealers. Alternative commission schedules will reflect differences in up-front commissions versus ongoing asset-based compensation. In addition, override payments, expense allowances and bonuses based on specific production levels may be paid. No separate deductions from premiums are made to pay sales commissions or sales expenses.

 The Distribution Agreement with Jefferson Pilot Variable Corporation took effect on January 1, 1998 and continues until terminated by either party on 60 days notice. Jefferson Pilot Variable Corporation is not obligated to sell any specified amount of Policies and may not assign its responsibilities under the Distribution Agreement. Chubb Colonial will reimburse Jefferson Pilot Variable Corporation for its expenses under the Distribution Agreement.

 Jefferson Pilot Variable Corporation is engaged in the sale and distribution of various other securities, including other flexible premium variable life policies. It acts as principal underwriter for other flexible premium variable life policies and variable annuity contracts issued by Chubb Colonial (and its affiliated companies), and for the Jefferson Pilot Variable Fund, Inc. (formerly the Chubb America Fund, Inc.).

 The Policies may also be sold through other broker-dealers that enter into agreements with Chubb Securities Corporation for this purpose. Any such broker-dealers will be registered under the Securities Exchange Act of 1934 and their representatives selling the Policies will be authorized under applicable insurance laws and regulations to sell insurance products of this type. It is not expected that the compensation paid by Chubb Colonial in connection with such sales will exceed that described above for sales by Chubb Securities Corporation's registered representatives.

                          MANAGEMENT OF CHUBB COLONIAL

               Executive Officers and Directors of Chubb Colonial

                                   DIRECTORS

                         PRINCIPAL OCCUPATION AND
NAME                     BUSINESS ADDRESS
----                     ------------------------
*Ronald R. Angarella.... Senior Vice President
                         Chubb Life Insurance Company of America
                         (also serves as Senior Vice President of Chubb Colonial Life
                          Insurance Company)
                         One Granite Place
                         Concord, NH 03301
*Frederick H. Condon.... Senior Vice President, General Counsel and Secretary
                         Chubb Life Insurance Company of America
                         (also serves as Senior Vice President, General Counsel and Secretary of
                          Chubb Colonial Life Insurance Company)
                         One Granite Place
                         Concord, NH 03301
*Charles C. Cornelio.... Executive Vice President, Chief Administrative Officer, Assistant Secretary
                         (also serves as Executive Vice President, Chief Administrative Officer
                          and Assistant Secretary of Chubb Colonial Life Insurance Company)
                         One Granite Place
                         Concord, NH 03301
*Dennis R. Glass........ Executive Vice President
                         Chubb Life Insurance Company of America
                         (also serves as Chairman of Chubb Colonial Life Insurance Company)
                         One Granite Place
                         Concord, NH 03301
*Kenneth C. Mlekush..... Executive Vice President
                         Chubb Life Insurance Company of America
                         (also serves as Executive Vice President of
                          Chubb Colonial Life Insurance Company)
                         One Granite Place
                         Concord, NH 03301
*David A. Stonecipher... President and Chairman
                         Chubb Life Insurance Company of America
                         (also serves as President and Chairman of
                          Chubb Colonial Life Insurance Company)
                         One Granite Place
                         Concord, NH 03301
*E. Jay Yelton.......... Executive Vice President
                         Chubb Life Insurance Company of America
                         (also serves as Executive Vice President of
                          Chubb Colonial Life Insurance Company)
                         One Granite Place
                         Concord, NH 03301

-------
* Executive Officer of Chubb Colonial

                   EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

NAME                                   POSITION
----                                   --------
Reggie D. Adamson..................... Senior Vice President
John C. Ingram........................ Senior Vice President
Hal B. Phillips, Jr................... Senior Vice President, Chief Life Actuary
Warren L. Reynolds.................... Senior Vice President
Paul J. Strong........................ Senior Vice President
John W. Wells......................... Senior Vice President
James R. Abernathy.................... Vice President
Thomas M. Bodrogi..................... Vice President
Margaret O. Cain...................... Vice President
Rebecca M. Clark...................... Vice President
Kenneth S. Dwyer...................... Vice President
Ronald H. Emery....................... Vice President
Donald M. Kane........................ Vice President
Patrick A. Lang....................... Vice President
Sandra M. MacIntyre................... Vice President
Edward C. Mackenzie................... Vice President
Donna L. Metcalf...................... Vice President
Thomas E. Murphy, Jr., MD............. Vice President, Medical Director
Kenneth L. Robinson, Jr............... Vice President
James M. Sandelli..................... Vice President
Russell C. Simpson.................... Vice President and Treasurer
William A. Spencer.................... Vice President
John A. Thomas........................ Vice President

                      STATE REGULATION OF CHUBB COLONIAL

 Chubb Colonial Life Insurance Company is governed under the laws of the state of New Jersey and is subject to regulation by the Insurance Commissioner of New Jersey. An annual statement is filed with the New Jersey Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of Chubb Colonial as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of Chubb Colonial and Separate Account B and verifies their adequacy and a full examination of Chubb Colonial's operations is conducted by the Commissioner at least every five years.

 In addition, Chubb Colonial is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

 Tax Considerations. The following description is a brief summary of some of the tax rules, primarily related to federal income taxes under the Code, which, in the opinion of Chubb Colonial, are currently in effect.

 Policy Proceeds. The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, the Policy should qualify as a life insurance contract for federal income tax purposes, with the result that all death benefits paid under the Policy will generally be fully excludable from the gross income of the Policy's beneficiary for federal income tax purposes. Policyowners should consult with their own tax advisers in this regard.

 The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance policy and also if it is determined to be a "modified endowment contract," as defined by the Code. Chubb Colonial will notify a policyowner if the amount of premiums paid in would cause a Policy to be a modified endowment contract and will allow a refund of the excess premium. Thus, the policyowner may choose to have the Policy treated as a modified endowment contract.

 A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

 Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

 If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

 If a policy is deemed to be a modified endowment contract, any distribution from the policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income-first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent accumulated value under the policy exceeds investment in the policy.

 A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

 To the extent a policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter will be taxable income to the policyowner to the extent that accumulation value exceeds investment in the policy, as described above. Also, any distributions within two years before a policy becomes a modified endowment contract will also be income taxable to the policyowner. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

 In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that, for policies entered into on or after October 21, 1988, reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. Chubb Colonial believes that the Policies meet this definition. As long as a

Policy does not violate the tests prescribed under the Code, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

 The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, policyowners are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to an individual policyowner's situation.

 Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as indebtedness of the policyowner. Policyholders are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

 Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 policy years may create taxable income for the policyowner. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 policy years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums the policyowner has paid that have not been previously withdrawn.

 If a policyowner makes a partial withdrawal, surrender, loan or exchange of the Policy, Chubb Colonial may be required to withhold federal income tax from the portion of the money received by the policyowner that is includible in the policyowner's federal gross income. A policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before Chubb Colonial makes the payment. In addition, if a policyowner fails to provide Chubb Colonial with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Chubb Colonial that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, a policyowner is liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If a policyowner elects not to have federal income tax withheld, or if the amount withheld is insufficient, then the policyowner may be responsible for payment of estimated tax. A policyowner may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. Chubb Colonial suggests that policyowners consult with a tax adviser or attorney as to the tax implications of these matters.

 In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

 The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

 Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each policyowner and beneficiary.

 Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. Chubb Colonial believes it presently is in compliance with the diversification requirements as set forth in the regulations and intends to remain in compliance with such diversification requirements. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to the policyowner, income earned on a Policy would be taxable to the policyowner for any calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

 The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a policyowner's interest in Separate Account B to be includible in the policyowner's gross income in the year earned. Chubb Colonial, however, has reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. Chubb Colonial believes that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, policyowners are urged to consult with their own tax advisers.

 In 1996 Congress amended the Code to clarify the tax treatment of accelerated benefits. Effective January 1, 1997, Section 101(g) of the Code now provides that accelerated death benefits may be excluded from gross income provided that certain conditions are met. Chubb believes that the Terminal Illness Accelerated Benefit Rider meets those conditions. In addition, the legislation clarified the status of such riders under Section 7702 of the Code, including that the inclusion or conformance of any rider to the law's requirements does not constitute a material change for purposes of the definition of life insurance or modified endowment contracts.

 Policyowners are also advised that there is some uncertainty as to whether the Primary Insured Term Rider will be treated as a "Qualified Additional Benefit" under Section 7702(f)(5)(A)(iii) of the Code rather than as a death benefit under the Policy. However, Chubb Colonial believes that this rider, as structured and implemented by Chubb Colonial, would be considered as part of the death benefit under the Policy and therefore not give rise to any adverse tax consequences. The policyowner should consult a tax adviser before adding the Primary Insured Term Rider to the Policy.

 The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

 Charge for Chubb Colonial Income Taxes. Chubb Colonial is presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and Chubb Colonial will include flexible premium life insurance operations in its tax return in accordance with these rules.

 Currently, no charge is made against Separate Account B for Chubb Colonial's federal income taxes, or provisions for such taxes, that may be attributable to Separate Account B. Chubb Colonial may charge each division in Separate Account B for its portion of any income tax charged to Chubb Colonial on the division or its assets. Under present laws, Chubb Colonial may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Chubb Colonial may decide to make charges for such taxes or provisions for such taxes against Separate Account B. Chubb Colonial would retain any investment earnings on any tax charges accumulated in a division. Any such charges against Separate Account B or its divisions could have an adverse effect on the investment experience of such division.

                            EMPLOYEE BENEFIT PLANS

 Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS

 There are no legal proceedings to which Separate Account B is a party or to which the assets of any of the divisions thereof are subject. Chubb Colonial is not involved in any litigation that is of material importance in relation to its total assets or that relate to Separate Account B.

                                    EXPERTS

 The financial statements of Chubb Colonial as of December 31, 1996 and for the year then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

 Actuarial matters included in this Prospectus have been examined by Richard
C. Dielensnyder, FSA, MAAA as stated in the opinion filed as an exhibit to the registration statement.

                            REGISTRATION STATEMENT

 A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning Separate Account B, Chubb Colonial and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

 The financial statements of Chubb Colonial which are included in this Prospectus should be considered only as bearing on the ability of Chubb Colonial to meet its obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in Separate Account B.

 In the second quarter of 1996, the Company announced a plan to exit the group health insurance business. A definitive agreement was reached May 31, 1996 with Healthsource Inc. under which Healthsource acquired the Company's 85% interest in Chubb Health, Inc. The sale was completed on December 31, 1996. The Company also discontinued the marketing of traditional group health indemnity business.

 During the fourth quarter of 1996, the Company's parent, The Chubb Corporation, announced its intention to evaluate its strategic alternatives with respect to the life insurance companies, including the possible sale or spin-off of the business. The Chubb Corporation entered into a definitive agreement dated February 23, 1997 to sell Chubb Life Insurance Company of America and its subsidiaries, which include Chubb Colonial Life Insurance Company, to Jefferson-Pilot Corporation for $875,000,000. The sale was effective on April 30, 1997.

 No financial statements of Separate Account B are included in this Prospectus because, as of December 31, 1996, the end of Separate Account B's most recent fiscal year, Separate Account B had no assets or liabilities and had not yet commenced operations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors
Chubb Colonial Life Insurance Company
(Formerly The Colonial Life Insurance Company of America)

  We have audited the accompanying balance sheet of Chubb Colonial Life Insurance Company as of December 31, 1996, and the related statements of operations, shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chubb Colonial Life Insurance Company at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                      Ernst & Young LLP

Boston, Massachusetts

March 5, 1997

                                 BALANCE SHEET

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

                               DECEMBER 31, 1996
                                 (IN THOUSANDS)

ASSETS
Invested assets (Note 3)
  Fixed maturities, held-to-maturity, at amortized cost............... $125,753
  Fixed maturities, available-for-sale, at market.....................  375,694
  Equity securities, at market........................................    7,140
  Short term investments, at cost.....................................    7,031
  Policy loans........................................................   23,993
  Mortgage loans on real estate.......................................    4,626
                                                                       --------
Total invested assets.................................................  544,237
Accrued investment income.............................................    9,286
Uncollected premiums..................................................    3,251
Reinsurance recoverable on life and health policy liabilities.........    3,825
Deferred policy acquisition costs (Note 4)............................   28,753
Other assets (Note 5).................................................   13,376
                                                                       --------
Total assets.......................................................... $602,728
                                                                       ========
LIABILITIES
Policy liabilities
  Policy fund balances................................................ $115,545
  Future policy benefits..............................................  216,138
  Policy and contract claims..........................................   50,618
  Premiums paid in advance............................................    1,243
  Other policyholders' funds..........................................   13,256
                                                                       --------
                                                                        396,800
Federal income tax payable (Note 6)...................................      140
Deferred federal income tax (Note 6)..................................      745
Net liabilities of discontinued operations............................    9,158
Accrued expenses and other liabilities................................   18,872
                                                                       --------
Total liabilities.....................................................  425,715
                                                                       --------
Commitments and contingent liabilities (Notes 7 and 12)
SHAREHOLDER'S EQUITY
  Common stock--$20 par value, 132,000 shares authorized, issued and
   outstanding........................................................    2,640
  Paid-in capital.....................................................   26,460
  Unrealized appreciation of investments, net (Note 3)................    4,120
  Retained earnings...................................................  143,793
                                                                       --------
Total shareholder's equity............................................  177,013
                                                                       --------
Total liabilities and shareholder's equity............................ $602,728
                                                                       ========

See accompanying notes.

                            STATEMENT OF OPERATIONS

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

REVENUES
  Premiums and policy charges (Note 9)............................... $ 61,401
  Net investment income (Note 3).....................................   40,005
  Realized investment gains (Note 3).................................    3,763
                                                                      --------
Total revenues.......................................................  105,169
BENEFITS, CLAIMS AND EXPENSES
  Policy benefits and claims.........................................   68,097
  Change in reserves for future policy benefits......................   (1,368)
                                                                      --------
                                                                        66,729
EXPENSES
  Commissions and other operating expenses...........................   21,463
  Amortization of deferred policy acquisition costs..................    2,718
                                                                      --------
                                                                        24,181
                                                                      --------
Total benefits, claims and expenses..................................   90,910
                                                                      --------
Income from continuing operations before federal income tax..........   14,259
Federal income tax (Note 6)
  Current............................................................    3,709
  Deferred...........................................................      755
                                                                      --------
                                                                         4,464
Income from continuing operations....................................    9,795
Discontinued operations (Note 2):
  Income from operations, net of tax.................................      315
  Estimated loss on disposal, net of tax.............................  (12,628)
                                                                      --------
  Loss from discontinued operations..................................  (12,313)
                                                                      --------
Net loss............................................................. $ (2,518)
                                                                      ========

See accompanying notes.

                       STATEMENT OF SHAREHOLDER'S EQUITY

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

Common stock
  Balance, beginning and end of year.................................. $  2,640
                                                                       --------
Paid-in capital
  Balance, beginning and end of year..................................   26,460
                                                                       --------
Unrealized appreciation (depreciation) of investments, net
  Balance, beginning of year..........................................    9,890
  Change, net (Note 3)................................................   (5,770)
                                                                       --------
  Balance, end of year................................................    4,120
                                                                       --------
Retained earnings
  Balance, beginning of year..........................................  150,324
  Net loss............................................................   (2,518)
  Dividends paid......................................................   (4,013)
                                                                       --------
  Balance, end of year................................................  143,793
                                                                       --------
Total shareholder's equity............................................ $177,013
                                                                       ========

See accompanying notes.

                            STATEMENT OF CASH FLOWS

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

OPERATING ACTIVITIES
Net loss............................................................ $  (2,518)
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Decrease in future policy benefits, policy and contract claims and
   premiums paid in advance, net....................................   (14,560)
  Decrease in uncollected premiums..................................     2,407
  Increase in policy acquisition costs deferred, net of
   amortization.....................................................      (663)
  Decrease in accrued investment income.............................       108
  Realized investment gains.........................................    (3,763)
  Accretion of investment discounts.................................      (290)
  Provision for deferred income tax.................................       755
  Decrease in federal income tax payable............................    (2,018)
  Other, net........................................................     7,078
                                                                     ---------
  Net cash used in operating activities.............................   (13,464)
INVESTING ACTIVITIES
Proceeds from sales of fixed maturities.............................    71,289
Proceeds from maturities of fixed maturities........................    53,381
Proceeds from sales of equity securities............................    18,571
Purchases of fixed maturities.......................................  (119,513)
Purchases of equity securities......................................   (18,518)
Decrease in short term investments, net.............................     2,052
Policy loans issued, net of repayments..............................      (887)
Mortgage loans, net.................................................       249
Collection of note receivable.......................................    26,000
Other, net..........................................................        28
                                                                     ---------
Net cash provided by investing activities...........................    32,652
FINANCING ACTIVITIES
Deposits credited to policyholders' funds...........................    20,489
Withdrawals from policyholders' funds...............................    (9,853)
Short term debt principal payment...................................   (26,000)
Dividends paid......................................................    (4,013)
Increase in cash overdraft..........................................       189
                                                                     ---------
Net cash used in financing activities...............................   (19,188)
Increase (decrease) in cash.........................................         0
                                                                     ---------
Cash, beginning and end of year (Note 1)............................ $       0
                                                                     =========

See accompanying notes

                         NOTES TO FINANCIAL STATEMENTS

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

                               DECEMBER 31, 1996

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

  The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). Chubb Colonial Life Insurance Company (the Company), formerly The Colonial Life Insurance Company of America, is wholly-owned by Chubb Life Insurance Company of America (Chubb
Life). Chubb Life is a wholly-owned subsidiary of The Chubb Corporation (the Parent). On February 23, 1997, The Chubb Corporation entered into a definitive agreement to sell Chubb Life and its subsidiaries, including the Company, to Jefferson-Pilot Corporation. (see Note 13).

  The Company is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

  In the second quarter of 1996, the Company adopted a plan to exit the group insurance business. Accordingly, the group insurance business has been classified as discontinued operations in the financial statements. (see Note
2).

  Affiliates of the Company include Chubb Sovereign Life Insurance Company (Sovereign) and Chubb America Service Corporation (Chubb Service).

  The financial statements reflect estimates and judgments made by management which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECOGNITION OF REVENUES, BENEFITS, CLAIMS AND EXPENSES:

UNIVERSAL LIFE PRODUCTS

  Universal life products include universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

  Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges.

  Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4% to 6 1/2%.

INVESTMENT PRODUCTS

  Investment products include structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and administrative charges assessed against the contract holders. Interest crediting rates ranged from 3 1/2% to 6 3/4%.

TRADITIONAL LIFE INSURANCE PRODUCTS

  Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 3% to 9%. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               DECEMBER 31, 1996

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCIDENT AND HEALTH INSURANCE

  Accident and health insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

REINSURANCE

  In the ordinary course of business, the Company assumes and cedes reinsurance with other insurance companies. These arrangements minimize the maximum net loss potential arising from large risks. Ceded reinsurance contracts do not relieve the Company from its obligation to policyholders. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

  Reinsurance recoverable on life and health policy liabilities represent estimates of the portion of such liabilities that will be recovered from reinsurers, determined in a manner consistent with the liabilities associated with the reinsured policies.

DEFERRED POLICY ACQUISITION COSTS

  Certain costs of acquiring insurance contracts, principally commissions, underwriting costs and certain variable field office expenses are deferred. Deferred policy acquisition costs for universal life and investment contracts are amortized over the lives of the contracts in relation to the present value of estimated gross profits expected to be realized. Deferred policy acquisition costs related to universal life and investment contracts are also adjusted to reflect the effect that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the unrealized appreciation or depreciation of the investments component of shareholder's equity, net of applicable deferred income tax.

  Traditional life insurance deferred policy acquisition costs are being amortized over the premium-payment period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

INVESTED ASSETS

  Short term investments, which have an original maturity of one year or less, are carried at amortized cost.

  Fixed maturities, which include bonds and redeemable preferred stocks, are purchased to support the investment strategies of the Company. These strategies are developed based on many factors, including rate of return, maturity, credit risk, tax considerations and regulatory requirements. Those fixed maturities which the Company has the ability and intent to hold to maturity are considered held-to-maturity and carried at amortized cost. Fixed maturities which may be sold prior to maturity to support the investment strategies of the Company are considered available-for-sale and carried at market value as of the balance sheet date.

  Equity securities, which include common stocks and non-redeemable preferred stocks, are carried at market value as of the balance sheet date.

  Policy loans are carried at the unpaid balances. Mortgage loans on real estate are carried at the unpaid balances, adjusted for amortization of premium or discount.

  Realized gains and losses on the sale of investments are determined on the basis of the cost of the specific investments sold and are credited or charged to income. Unrealized appreciation or depreciation of investments classified as available-for-sale, net of the deferred policy acquisition costs adjustment discussed above and the applicable deferred income tax, is excluded from income and credited or charged directly to a separate component of shareholder's equity.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               DECEMBER 31, 1996

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

  Property and equipment used in operations are carried at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

FEDERAL INCOME TAXES

  The Company participates in the filing of a consolidated federal income tax return with Chubb Life. Chubb Life joins in the filing of a consolidated federal income tax return with its parent. Federal income tax is allocated as if the Company and Chubb Life filed separate income tax returns.

  Deferred income tax assets and liabilities are recognized for the expected future tax effects attributable to temporary differences between the financial reporting and tax bases of assets and liabilities, based on enacted tax rates and other provisions of tax law. Deferred income taxes related to unrealized appreciation or depreciation of investments classified as available-for-sale are charged or credited directly to a separate component of shareholder's equity.

FAIR VALUES OF FINANCIAL INSTRUMENTS

  Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Accordingly, the derived fair value estimates cannot be substantiated by comparison to independent markets and are not necessarily indicative of the amounts that could be realized in immediate settlement of the instrument. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

  The methods and assumptions used to estimate the fair value of certain financial instruments are as follows:

  . Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of fixed maturities are principally a function of current interest rates. Care should be used in evaluating the significance of these estimated market values.

  .  Fair values of equity securities are based on quoted market prices.

  . The carrying value of short term investments approximates fair value due to the short maturities of these investments.

  . Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses and approximate carrying values.

  . The carrying value of short term debt approximates fair value due to the short maturities of the debt.

  The carrying value and fair value of financial instruments at December 31, 1996, are as follows:

                                                              CARRYING   FAIR
                                                               VALUE    VALUE
                                                              -------- --------
                                                               (IN THOUSANDS)
      Assets
      Fixed maturities
      Held-to-maturity....................................... $125,753 $130,311
      Available-for-sale.....................................  375,694  375,694
        Equity securities....................................    7,140    7,140
        Short term investments...............................    7,031    7,031
        Policy loans.........................................   23,993   23,993
        Mortgage loans on real estate........................    4,626    4,626

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               DECEMBER 31, 1996
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH FLOW INFORMATION

  In the statement of cash flows, short term investments are not considered to be cash equivalents. Cash overdrafts included in accrued expenses and other liabilities were $5,217,000 at December 31, 1996.

2. DISCONTINUED OPERATIONS

  In the second quarter of 1996, the Company adopted a plan to exit the group insurance business. Formerly, this business was the Company's group insurance business segment.

  Marketing of traditional group business was discontinued. Due to various contractual and regulatory requirements, traditional group coverages will be renewed in certain jurisdictions until an orderly transition to another carrier or termination of the coverage can occur. It is expected that the exit from this business will be completed by the end of 1998.

  The identifiable assets and liabilities of the group insurance business as of December 31, 1996 included in the accompanying balance sheet, by the respective category, were as follows:

                                                                 (IN THOUSANDS)
      ASSETS
        Uncollected premium.....................................    $ 3,030
        Reinsurance recoverable on life and health policy lia-
         bilities...............................................      1,742
        Other assets............................................      7,949
                                                                    -------
                                                                    $12,721
                                                                    =======
      LIABILITIES
        Future policy benefits..................................    $ 4,963
        Policy and contract claims..............................     49,607
        Premiums paid in advance................................      1,047
        Accrued expenses and other liabilities..................      4,466
                                                                    -------
                                                                    $60,083
                                                                    =======

  In addition to the assets and liabilities above, sufficient invested assets were held for the payment of group insurance liabilities. It is not practicable to determine the specific invested assets associated with those liabilities.

  The results of discontinued operations for the three months ended March 31, 1996 and the estimated loss on disposal were as follows:

                                                                  (IN THOUSANDS)
      Revenues...................................................    $ 44,070
      Benefits, claims and expenses..............................      43,599
                                                                     --------
      Income from operations before income tax...................         471
      Income tax.................................................         156
                                                                     --------
      Income from operations.....................................         315
      Loss on disposal, net of tax of $6,800.....................     (12,628)
                                                                     --------
      Loss from discontinued operations..........................    $(12,313)
                                                                     ========

  Income before income tax for discontinued operations reflects allocations of investment income and expenses using allocation methods deemed to be reasonable. Other acceptable allocation methods could produce different results.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               DECEMBER 31, 1996

3. INVESTED ASSETS

  The sources of net investment income from continuing operations for the year ended December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Fixed maturities...........................................    $37,144
      Equity securities..........................................        515
      Short term investments.....................................        639
      Policy loans...............................................      1,605
      Mortgage loans.............................................        500
      Other......................................................        204
                                                                     -------
        Gross investment income..................................     40,607
      Investment expenses........................................        602
                                                                     -------
        Net investment income....................................    $40,005
                                                                     =======

  Realized investment gains and losses for the year ended December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Gross realized investment gains
        Fixed maturities.........................................     $2,319
        Equity securities........................................      2,664
                                                                      ------
                                                                      $4,983
                                                                      ======
      Gross realized investment losses
        Fixed maturities.........................................     $  512
        Equity securities........................................        708
                                                                      ------
                                                                      $1,220
                                                                      ======
      Net realized investment gains
        Fixed maturities.........................................     $1,807
        Equity securities........................................      1,956
                                                                      ------
                                                                      $3,763
                                                                      ======

  Proceeds from sales of fixed maturities considered available-for-sale were $71,289,000 in 1996. Gross gains of $2,319,000 and gross losses of $512,000 were realized on such sales.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               DECEMBER 31, 1996

3. INVESTED ASSETS (CONTINUED)

  The components of net unrealized appreciation (depreciation) of investments carried at market value as of December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Equity securities
        Gross unrealized appreciation............................    $   197
        Gross unrealized depreciation............................         63
                                                                     -------
                                                                         134
                                                                     -------
      Fixed maturities
        Gross unrealized appreciation............................      9,697
        Gross unrealized depreciation............................      2,492
                                                                     -------
                                                                       7,205
                                                                     -------
                                                                       7,339
      Deferred policy acquisition costs adjustment...............     (1,001)
                                                                     -------
                                                                       6,338
      Deferred tax liability, net................................      2,218
                                                                     -------
                                                                     $ 4,120
                                                                     =======

  The cost of equity securities was $7,006,000 at December 31, 1996.

  The change in unrealized appreciation or depreciation of investments carried at market value for the year ended December 31, 1996 were as follows:

                                                                 (IN THOUSANDS)
      Change in unrealized appreciation of equity securities....    $(1,045)
      Change in unrealized appreciation of fixed maturities.....     (8,785)
      Change in deferred policy acquisition costs adjustment....        952
                                                                    -------
                                                                     (8,878)
      Deferred income tax.......................................      3,108
                                                                    -------
                                                                    $(5,770)
                                                                    =======

  The unrealized appreciation or depreciation of fixed maturities carried at amortized cost is not reflected in the financial statements. The change in net unrealized appreciation of such fixed maturities was a decrease of $4,866,000 for the year ended December 31, 1996.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               DECEMBER 31, 1996

3. INVESTED ASSETS (CONTINUED)

  The amortized cost and estimated market value of fixed maturities at December 31, 1996, were as follows:

                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
                                                   (IN THOUSANDS)
   HELD-TO-MATURITY
   Taxable
     U. S. Government and government
      agency and authority
      obligations.................... $  4,133   $   316              $  4,449
     Corporate bonds.................   65,141     4,989                70,130
     Foreign bonds...................    3,000       422                 3,422
     Mortgage-backed securities......   53,479        42     $1,211     52,310
                                      --------   -------     ------   --------
   Total held-to-maturity............  125,753     5,769      1,211    130,311
                                      --------   -------     ------   --------
   AVAILABLE-FOR-SALE
   Taxable
     U. S. Government and government
     agency and authority
      obligations....................   24,106        39        196     23,949
     Corporate bonds.................  198,987     5,794      1,848    202,933
     Foreign bonds...................   29,582     1,467        169     30,880
     Mortgage-backed securities......  114,405     2,397        190    116,612
     Redeemable preferred stocks.....    1,409                   89      1,320
                                      --------   -------     ------   --------
   Total available-for-sale..........  368,489     9,697      2,492    375,694
                                      --------   -------     ------   --------
   Total fixed maturities............ $494,242   $15,466     $3,703   $506,005
                                      ========   =======     ======   ========

  The amortized cost and estimated market value of fixed maturities at December 31, 1996 by contractual maturity were as follows:

                                         HELD-TO-MATURITY   AVAILABLE-FOR-SALE
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED  MARKET   AMORTIZED  MARKET
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                    (IN THOUSANDS)
   Due in one year or less............. $  4,999  $  5,089  $  1,172  $  1,176
   Due after one year through five
    years..............................   18,091    19,372    37,944    39,571
   Due after five years through ten
    years..............................   34,453    37,046    98,077   101,263
   Due after ten years.................   14,731    16,494   116,891   117,072
                                        --------  --------  --------  --------
     Subtotal..........................   72,274    78,001   254,084   259,082
   Mortgage-backed securities..........   53,479    52,310   114,405   116,612
                                        --------  --------  --------  --------
                                        $125,753  $130,311  $368,489  $375,694
                                        ========  ========  ========  ========

  Actual maturities could differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               DECEMBER 31, 1996

4. DEFERRED POLICY ACQUISITION COSTS

  Policy acquisition costs deferred and the related amortization charged to income were as follows:

                                                                 (IN THOUSANDS)
      Balance, beginning of year................................    $27,138
      Costs deferred during year................................      3,381
      Amortization during year..................................     (2,718)
      Change in adjustment to reflect the effects of unrealized
       depreciation of investments..............................        952
                                                                    -------
      Balance, end of year......................................    $28,753
                                                                    =======

5. PROPERTY AND EQUIPMENT

  Property and equipment included in other assets were as follows:

                                                                  (IN THOUSANDS)
      Cost.......................................................    $22,897
      Less accumulated depreciation..............................     21,145
                                                                     -------
                                                                     $ 1,752
                                                                     =======

  Depreciation expense related to property and equipment was $639,000 for 1996.

6. FEDERAL INCOME TAXES

  The federal income tax provision for the year ended December 31, 1996 has been computed using the tax rates and regulations in effect during the year. The provision for federal income tax gives effect to permanent differences between financial and taxable income. Accordingly, the effective tax rate is lower than the statutory federal corporate tax rate. The reasons for the lower effective tax rate were as follows:

                                                                  (IN THOUSANDS)
      Tax at statutory federal income tax rate (35%).............     $4,991
      Dividends received deduction and tax exempt income.........       (565)
      Other......................................................         38
                                                                      ------
      Federal income tax expense.................................     $4,464
                                                                      ======

  The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities at December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
                                                                  --------------
      Deferred income tax liabilities:
        Deferred policy acquisition costs........................    $ 7,510
        Unrealized appreciation on investments...................      2,569
                                                                     -------
          Total deferred tax liabilities.........................     10,079
      Deferred income tax assets:
        Future policy benefits...................................      7,034
          Other..................................................      2,300
                                                                     -------
      Total deferred tax assets..................................      9,334
                                                                     -------
      Net deferred income tax liability..........................    $   745
                                                                     =======

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               DECEMBER 31, 1996

6. FEDERAL INCOME TAXES (CONTINUED)

  Prior to 1984, life insurance companies were allowed certain special deductions for federal income tax purposes which could become subject to tax at normal rates under certain circumstances, including distribution to shareholders. These special deductions were set aside in a Policyholders' Surplus Account. Under the 1984 Act, no further additions to this account are permitted. At December 31, 1996, approximately $4,664,000 of untaxed retained earnings remained. No income taxes have been provided since management does not anticipate any transaction that would cause this remaining amount to become taxable. The unrecognized deferred tax related to the Policyholders' Surplus Account is $1,632,000.

  Federal income taxes paid in 1996 were $5,728,000.

7. RELATED-PARTY TRANSACTIONS

SERVICE AGREEMENT

  The Company entered into an agreement with Chubb Service, whereby Chubb Service agrees to furnish to the Company, Chubb Life and other affiliated companies, employee and administrative services and joint operations as may be mutually-agreed upon. The net reimbursements paid to Chubb Service during 1996 were $42,983,000. Amounts payable to Chubb Service, included in other liabilities, at December 31, 1996 were $8,059,000.

  The Company participates in the defined benefit noncontributory pension plan of The Chubb Corporation which covers substantially all employees. Pension costs allocated to the Company for the year ended December 31, 1996 were $637,000. The costs were offset by a curtailment gain of $1,322,000 resulting from workforce reductions.

  The Company, with Chubb Life and its affiliates, provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Substantially all employees may become eligible for these benefits upon retirement if they meet minimum age and years of service requirements. Postretirement benefit costs allocated to the Company for the year ended December 31, 1996 were $578,000. The costs were offset by a curtailment gain of $648,000 resulting from workforce reductions.

  Substantially all of the Company's employees are eligible to participate in the stock ownership and incentive plans of The Chubb Corporation. The aggregate costs associated with the plans were approximately $1,019,000 for the year ended December 31, 1996.

REINSURANCE

  The Company assumes from Chubb Life, under a modified-coinsurance agreement, premiums and benefits related to interest-sensitive whole life and single premium whole life contracts. The net reimbursements paid to Chubb Life during 1996 were $9,699,000. At December 31, 1996, the net receivable from Chubb Life was $196,000.

NOTE RECEIVABLE

  The Company has a loan agreement with an affiliate providing a $29,000,000 revolving line of credit. The interest rate was variable and was based on the Company's cost of short term funds. Interest earned on this loan in 1996 was $968,000. The outstanding balance was repaid in the fourth quarter of 1996. At December 31, 1996, the agreement remains in effect.

MORTGAGE GUARANTEE

  The Company entered into an agreement, whereby it guaranteed a $10,000,000 first mortgage obtained by Chubb Life on December 9, 1985. The first mortgage loan is secured by a home office building, located at One Granite Place, Concord, NH. The outstanding balance of the loan at December 31, 1996 was $4,369,000.

8. JOINT MARKETING AGREEMENT

  The Company entered into an agreement with a health maintenance organization
(HMO) to jointly create, market and service managed care point-of-service products in the State of New York. Net reimbursements paid to the HMO during 1996 were $351,000. At December 31, 1996 the net receivable from the HMO was $7,679,000.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               DECEMBER 31, 1996

9. REINSURANCE

  The Company is involved in both the cession and assumption of reinsurance with other insurance companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. The Company's reinsurance activity is primarily with Chubb Life. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1,400,000.

  Selected data regarding reinsurance amounts appearing in the financial statements for 1996 were as follows:

                                                             ASSUMED
                                                  CEDED TO    FROM
                                          DIRECT    OTHER     OTHER     NET
                                          AMOUNT  COMPANIES COMPANIES AMOUNT
                                          ------- --------- --------- -------
                                                    (IN THOUSANDS)
      Premiums earned and policy charges
       for the year:
        Life insurance................... $20,758  $  199    $38,824  $59,383
        Accident and health insurance....   2,951     933               2,018
                                          -------  ------    -------  -------
          Total premiums and policy
           charges....................... $23,709  $1,132    $38,824  $61,401
                                          =======  ======    =======  =======

  Reinsurance recoveries of the Company which have been deducted from benefits, claims and expenses in the income statement were $771,000 in 1996.

10. DIVIDEND RESTRICTIONS

  The Company is required to file annual statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). GAAP differs in certain respects from statutory accounting practices.

  A comparison of shareholder's equity on a GAAP basis and policyholders' surplus on a statutory basis as of December 31, 1996 is as follows:

                                                                  (IN THOUSANDS)
      GAAP.......................................................    $177,013
      Statutory..................................................     130,703

  A comparison of GAAP and statutory net income for the year ended December 31, 1996 is as follows:

                                                                  (IN THOUSANDS)
      GAAP.......................................................    $ (2,518)
      Statutory..................................................      13,106

  The Company may pay dividends from statutory earned surplus as determined in accordance with accounting practices prescribed or permitted by regulatory authorities and the State of New Jersey. Dividend distributions exceeding the greater of 10% of policyholders' surplus or statutory net income during the preceding year are considered "extraordinary" and are subject to the prior approval of the State of New Jersey Department of Insurance. The maximum ordinary dividend distribution that may be made by the Company to Chubb Life during 1997 is approximately $13,000,000.

11. DEBT AND CREDIT ARRANGEMENTS

  The Company borrowed in the short term commercial paper market during 1996. These notes were issued by Chubb Capital Corporation, a subsidiary of The Chubb Corporation. The interest rate was variable and was based on Chubb Capital Corporation's cost of funds. Interest paid on the borrowings in 1996 was $1,206,000. The outstanding balance was repaid in the fourth quarter of 1996. At December 31, 1996, the agreement remains in effect with no outstanding borrowings.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                               DECEMBER 31, 1996

12. LITIGATION

  The Company is involved in pending or threatened lawsuits arising from the normal conduct of its insurance business. Several suits have been brought against the Company seeking both punitive and compensatory damages. Management is of the opinion that these suits are substantially without merit, that valid defenses exist, and that such litigation will not have a material effect on the financial statements.

13. SUBSEQUENT EVENT RELATING TO CHANGE IN OWNERSHIP

  The Chubb Corporation entered into a definitive agreement, dated February 23, 1997, to sell Chubb Life and its subsidiaries, including the Company, to Jefferson-Pilot Corporation for $875,000,000 in cash, subject to various closing adjustments and other customary conditions. The sale is subject to regulatory approvals and is expected to be completed by the end of the second quarter of 1997.

                                  APPENDIX A

                     ILLUSTRATIONS OF ACCUMULATION VALUES
                        CASH VALUES AND DEATH BENEFITS

  Following are a series of tables that illustrate how the accumulation values, cash values and death benefits of a policy change with the investment performance of the Portfolios. The tables show how the accumulation values, cash values and death benefits of a Policy issued to an insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 4%, and 12%. The tables on pages A-2 through A-7 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The accumulation values, cash values and death benefits would be different from those shown if the returns averaged 0%, 4%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

  The amount of the accumulation value exceeds the cash value during the first ten policy years due to the surrender charge. For policy years eleven and after, the accumulation value and cash value are equal, since the surrender charge has been reduced to zero.

  The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the accumulation values and the fourth and seventh columns illustrate the cash values of the Policy over the designated period. The accumulation values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted. The current cost of insurance rates are based on the sex, issue age, policy year, rating class of the Insured, and the Specified Amount of the Policy. The accumulation values shown in the sixth column and the cash values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the accumulation values and cash values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

  The amounts shown for the death benefit, accumulation values, and cash values reflect the fact that the net investment return of the divisions of Separate Account B is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the divisions of Separate Account B.

  The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .66% of the aggregate average daily net assets of the Portfolios plus a charge of .17% of the aggregate average daily net assets to cover estimated expenses to be incurred by the Emerging Growth Portfolio and actual expenses incurred by the remaining nine Portfolios for the twelve months ended December 31, 1995. The .66% investment advisory fee is the average of the individual investment advisory fees of the thirteen Portfolios. The .17% expense figure is based on a weighted average utilizing actual average net assets for the Chubb America Fund Portfolio and the Templeton International Fund and estimated average net assets for the VIP and VIP II Portfolio A anticipated for the period ending December 31, 1996. Expenses for the Templeton International Fund, High Income Portfolio, Index 500 Portfolio and Contrafund Portfolio, were provided by the investment manager for these portfolios and Chubb Colonial has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account B for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .90% of the average net assets of the divisions of Separate Account B for policy year one through ten, and .65% of the average net assets of the divisions of Separate Account B for policy years eleven and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 4%, and 12% correspond to approximate net annual rates of -1.72%, 2.28% and 10.28%, respectively.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account B since Chubb Colonial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the accumulation values, cash values and death benefits illustrated.

  The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account B, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

  Upon request, Chubb Colonial will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing cash value at the time of request. Chubb Colonial has reserved the right to charge an administrative fee up to $25 for such illustrations.

                  CHUBB COLONIAL LIFE INSURANCE COMPANY
             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I                ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40           ANNUAL RATE OF RETURN(1): 0% (-1.74% NET)
$100,000 INITIAL SPECIFIED AMOUNT     ASSUMED ANNUAL PREMIUM(2): $1,425

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(3)   VALUE(3) BENEFIT(3)   VALUE(3)   VALUE(3) BENEFIT(3)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1         1,482         1,079        702   100,000       1,071        694   100,000
  2         3,023         2,124      1,747   100,000       2,108      1,731   100,000
  3         4,626         3,136      2,759   100,000       3,112      2,736   100,000
  4         6,293         4,122      3,745   100,000       4,082      3,705   100,000
  5         8,027         5,093      4,716   100,000       5,018      4,641   100,000
  6         9,830         6,050      5,736   100,000       5,917      5,603   100,000
  7        11,705         6,993      6,742   100,000       6,779      6,528   100,000
  8        13,655         7,911      7,723   100,000       7,602      7,414   100,000
  9        15,684         8,816      8,691   100,000       8,386      8,261   100,000
 10        17,793         9,708      9,645   100,000       9,129      9,066   100,000
 11        19,987        10,633     10,633   100,000       9,854      9,854   100,000
 12        22,268        11,520     11,520   100,000      10,534     10,534   100,000
 13        24,641        12,365     12,365   100,000      11,162     11,162   100,000
 14        27,109        13,168     13,168   100,000      11,735     11,735   100,000
 15        29,675        13,925     13,925   100,000      12,247     12,247   100,000
 16        32,344        14,634     14,634   100,000      12,691     12,691   100,000
 17        35,120        15,290     15,290   100,000      13,063     13,063   100,000
 18        38,007        15,889     15,889   100,000      13,359     13,359   100,000
 19        41,009        16,424     16,424   100,000      13,574     13,574   100,000
 20        44,131        16,889     16,889   100,000      13,699     13,699   100,000
 21        47,378        17,274     17,274   100,000      13,724     13,724   100,000
 22        50,755        17,573     17,573   100,000      13,639     13,639   100,000
 23        54,268        17,778     17,778   100,000      13,427     13,427   100,000
 24        57,920        17,880     17,880   100,000      13,071     13,071   100,000
 25        61,719        17,869     17,869   100,000      12,550     12,550   100,000
 30        83,118        15,616     15,616   100,000       6,747      6,747   100,000
 35       109,153         7,608      7,608   100,000           0          0         0
 40       140,828             0          0         0           0          0         0

-------

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.49%.

(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  CHUBB COLONIAL LIFE INSURANCE COMPANY
             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN:(1)  4% (-2.26% NET)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM (2): $1,425

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(3)   VALUE(3) BENEFIT(3)   VALUE(3)   VALUE(3) BENEFIT(3)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1         1,482         1,128        752   100,000       1,120        743   100,000
  2         3,023         2,267      1,890   100,000       2,250      1,873   100,000
  3         4,626         3,416      3,040   100,000       3,391      3,014   100,000
  4         6,293         4,584      4,207   100,000       4,541      4,164   100,000
  5         8,027         5,780      5,404   100,000       5,699      5,323   100,000
  6         9,830         7,008      6,694   100,000       6,865      6,551   100,000
  7        11,705         8,266      8,015   100,000       8,035      7,784   100,000
  8        13,655         9,546      9,358   100,000       9,210      9,022   100,000
  9        15,684        10,858     10,733   100,000      10,388     10,263   100,000
 10        17,793        12,204     12,141   100,000      11,567     11,504   100,000
 11        19,987        13,636     13,636   100,000      12,777     12,777   100,000
 12        22,268        15,082     15,082   100,000      13,985     13,985   100,000
 13        24,641        16,539     16,539   100,000      15,186     15,186   100,000
 14        27,109        18,005     18,005   100,000      16,376     16,376   100,000
 15        29,675        19,479     19,479   100,000      17,550     17,550   100,000
 16        32,344        20,958     20,958   100,000      18,701     18,701   100,000
 17        35,120        22,438     22,438   100,000      19,825     19,825   100,000
 18        38,007        23,916     23,916   100,000      20,918     20,918   100,000
 19        41,009        25,387     25,387   100,000      21,976     21,976   100,000
 20        44,131        26,844     26,844   100,000      22,990     22,990   100,000
 21        47,378        28,282     28,282   100,000      23,952     23,952   100,000
 22        50,755        29,694     29,694   100,000      24,851     24,851   100,000
 23        54,268        31,076     31,076   100,000      25,675     25,675   100,000
 24        57,920        32,420     32,420   100,000      26,407     26,407   100,000
 25        61,719        33,721     33,721   100,000      27,030     27,030   100,000
 30        83,118        39,248     39,248   100,000      27,884     27,884   100,000
 35       109,153        41,911     41,911   100,000      21,841     21,841   100,000
 40       140,828        38,562     38,562   100,000           0          0         0

-------

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 2.51%.

(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  CHUBB COLONIAL LIFE INSURANCE COMPANY
             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):  12% (10.26% NET)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):        $1,425

          PREMIUMS         ASSUMING CURRENT COSTS           ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------   --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH      ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(3)   VALUE(3) BENEFIT(3)     VALUE(3)   VALUE(3) BENEFIT(3)
 ----  -------------- ------------ -------- ----------   ------------ -------- ----------
  1         1,496         1,227        851   100,000         1,218        842   100,000
  2         3,067         2,565      2,189   100,000         2,547      2,170   100,000
  3         4,717         4,026      3,650   100,000         3,996      3,620   100,000
  4         6,449         5,629      5,252   100,000         5,578      5,202   100,000
  5         8,268         7,401      7,025   100,000         7,307      6,931   100,000
  6        10,177         9,361      9,047   100,000         9,195      8,881   100,000
  7        12,182        11,527     11,276   100,000        11,258     11,007   100,000
  8        14,288        13,912     13,723   100,000        13,515     13,327   100,000
  9        16,498        16,548     16,423   100,000        15,985     15,860   100,000
 10        18,820        19,464     19,401   100,000        18,690     18,628   100,000
 11        21,257        22,757     22,757   100,000        21,705     21,705   100,000
 12        23,816        26,383     26,383   100,000        25,018     25,018   100,000
 13        26,503        30,374     30,374   100,000        28,660     28,660   100,000
 14        29,324        34,773     34,773   100,000        32,667     32,667   100,000
 15        32,287        39,624     39,624   100,000        37,078     37,078   100,000
 16        35,398        44,978     44,978   100,000        41,942     41,942   100,000
 17        38,664        50,892     50,892   100,000        47,312     47,312   100,000
 18        42,093        57,433     57,433   100,000        53,254     53,254   100,000
 19        45,694        64,675     64,675   100,000        59,840     59,840   100,000
 20        49,475        72,704     72,704   100,000        67,155     67,155   100,000
 21        53,445        81,606     81,606   106,087(4)     75,297     75,297   100,000
 22        57,613        91,418     91,418   117,015(4)     84,342     84,342   107,957(4)
 23        61,990       102,223    102,223   128,801(4)     94,295     94,295   118,812(4)
 24        66,586       114,121    114,121   141,511(4)    105,243    105,243   130,501(4)
 25        71,412       127,226    127,226   155,216(4)    117,284    117,284   143,086(4)
 30        99,409       215,336    215,336   249,790(4)    197,869    197,869   229,528(4)
 35       135,142       358,260    358,260   383,339(4)    327,934    327,934   350,889(4)
 40       180,747       592,439    592,439   622,060(4)    540,551    540,551   567,579(4)

-------

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.51%.

(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  CHUBB COLONIAL LIFE INSURANCE COMPANY
             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40       ANNUAL RATE OF RETURN: (1)    0% (-1.74% NET)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM (2):       $1,425

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(3)   VALUE(3) BENEFIT(3)   VALUE(3)   VALUE(3) BENEFIT(3)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1         1,482         1,076        699   101,076       1,068        691   101,068
  2         3,023         2,115      1,739   102,115       2,099      1,723   102,099
  3         4,626         3,119      2,742   103,119       3,095      2,719   103,095
  4         6,293         4,093      3,717   104,093       4,053      3,677   104,053
  5         8,027         5,050      4,674   105,050       4,974      4,597   104,974
  6         9,830         5,991      5,677   105,991       5,853      5,540   105,853
  7        11,705         6,915      6,664   106,915       6,691      6,440   106,691
  8        13,655         7,812      7,624   107,812       7,486      7,297   107,486
  9        15,684         8,693      8,567   108,693       8,236      8,110   108,236
 10        17,793         9,558      9,495   109,558       8,939      8,876   108,939
 11        19,987        10,457     10,457   110,457       9,618      9,618   109,618
 12        22,268        11,311     11,311   111,311      10,243     10,243   110,243
 13        24,641        12,118     12,118   112,118      10,809     10,809   110,809
 14        27,109        12,875     12,875   112,875      11,310     11,310   111,310
 15        29,675        13,579     13,579   113,579      11,738     11,738   111,738
 16        32,344        14,224     14,224   114,224      12,088     12,088   112,088
 17        35,120        14,806     14,806   114,806      12,353     12,353   112,353
 18        38,007        15,319     15,319   115,319      12,529     12,529   112,529
 19        41,009        15,755     15,755   115,755      12,610     12,610   112,610
 20        44,131        16,104     16,104   116,104      12,586     12,586   112,586
 21        47,378        16,356     16,356   116,356      12,447     12,447   112,447
 22        50,755        16,503     16,503   116,503      12,182     12,182   112,182
 23        54,268        16,535     16,535   116,535      11,775     11,775   111,775
 24        57,920        16,441     16,441   116,441      11,206     11,206   111,206
 25        61,719        16,211     16,211   116,211      10,458     10,458   110,458
 30        83,118        12,505     12,505   112,505       3,468      3,468   103,468
 35       109,153         2,802      2,802   102,802           0          0         0
 40       140,828             0          0         0           0          0         0

-------

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.49%.

(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  CHUBB COLONIAL LIFE INSURANCE COMPANY
             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN (1):  4% (2.26% NET)
$100,000 INITIAL SPECIFIED AMOUNT    ASSUMED ANNUAL PREMIUM (2):     $1,425

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(3)   VALUE(3) BENEFIT(3)   VALUE(3)   VALUE(3) BENEFIT(3)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1         1,482         1,125        749   101,125       1,117        740   101,117
  2         3,023         2,258      1,881   102,258       2,241      1,865   102,241
  3         4,626         3,398      3,021   103,398       3,372      2,996   103,372
  4         6,293         4,551      4,175   104,551       4,508      4,132   104,508
  5         8,027         5,731      5,355   105,731       5,648      5,272   105,648
  6         9,830         6,938      6,624   106,938       6,789      6,475   106,789
  7        11,705         8,171      7,920   108,171       7,929      7,678   107,929
  8        13,655         9,421      9,233   109,421       9,064      8,876   109,064
  9        15,684        10,699     10,573   110,699      10,195     10,069   110,195
 10        17,793        12,005     11,943   112,005      11,315     11,253   111,315
 11        19,987        13,396     13,396   113,396      12,455     12,455   112,455
 12        22,268        14,791     14,791   114,791      13,579     13,579   113,579
 13        24,641        16,185     16,185   116,185      14,680     14,680   114,680
 14        27,109        17,575     17,575   117,575      15,750     15,750   115,750
 15        29,675        18,957     18,957   118,957      16,782     16,782   116,782
 16        32,344        20,325     20,325   120,325      17,765     17,765   117,765
 17        35,120        21,672     21,672   121,672      18,691     18,691   118,691
 18        38,007        22,992     22,992   122,992      19,554     19,554   119,554
 19        41,009        24,274     24,274   124,274      20,345     20,345   120,345
 20        44,131        25,506     25,506   125,506      21,049     21,049   121,049
 21        47,378        26,674     26,674   126,674      21,653     21,653   121,653
 22        50,755        27,770     27,770   127,770      22,142     22,142   122,142
 23        54,268        28,776     28,776   128,776      22,493     22,493   122,493
 24        57,920        29,681     29,681   129,681      22,682     22,682   122,682
 25        61,719        30,468     30,468   130,468      22,684     22,684   122,684
 30        83,118        31,911     31,911   131,911      19,028     19,028   119,028
 35       109,153        26,668     26,668   126,668       5,789      5,789   105,789
 40       140,828         9,823      9,823   109,823           0          0         0

-------

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 2.51%.

(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  CHUBB COLONIAL LIFE INSURANCE COMPANY
             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40       ANNUAL RATE OF RETURN (1):  12% (10.26% NET)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM (2):      $1,425

          PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(3)   VALUE(3) BENEFIT(3)   VALUE(3)   VALUE(3) BENEFIT(3)
 ----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1         1,496         1,224        848   101,224       1,215        839   101,215
  2         3,067         2,555      2,179   102,555       2,536      2,160   102,536
  3         4,717         4,004      3,627   104,004       3,974      3,598   103,974
  4         6,449         5,588      5,212   105,588       5,538      5,161   105,538
  5         8,268         7,336      6,959   107,336       7,239      6,863   107,239
  6        10,177         9,262      8,948   109,262       9,089      8,775   109,089
  7        12,182        11,386     11,135   111,386      11,100     10,849   111,100
  8        14,288        13,716     13,528   113,716      13,288     13,100   113,288
  9        16,498        16,285     16,159   116,285      15,667     15,541   115,667
 10        18,820        19,117     19,054   119,117      18,254     18,191   118,254
 11        21,257        22,313     22,313   122,313      21,115     21,115   121,115
 12        23,816        25,813     25,813   125,813      24,231     24,231   124,231
 13        26,503        29,643     29,643   129,643      27,621     27,621   127,621
 14        29,324        33,836     33,836   133,836      31,308     31,308   131,308
 15        32,287        38,424     38,424   138,424      35,313     35,313   135,313
 16        35,398        43,444     43,444   143,444      39,662     39,662   139,662
 17        38,664        48,934     48,934   148,934      44,383     44,383   144,383
 18        42,093        54,938     54,938   154,938      49,510     49,510   149,510
 19        45,694        61,499     61,499   161,499      55,079     55,079   155,079
 20        49,475        68,664     68,664   168,664      61,123     61,123   161,123
 21        53,445        76,484     76,484   176,484      67,679     67,679   167,679
 22        57,613        85,020     85,020   185,020      74,789     74,789   174,789
 23        61,990        94,332     94,332   194,332      82,491     82,491   182,491
 24        66,586       104,492    104,492   204,492      90,825     90,825   190,825
 25        71,412       115,573    115,573   215,573      99,836     99,836   199,836
 30        99,409       187,900    187,900   287,900     157,049    157,049   257,049
 35       135,142       298,922    298,922   398,922     240,533    240,533   340,533
 40       180,747       469,047    469,047   569,047     360,128    360,128   460,128

-------

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.51%.

(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    PART II

                         UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section

                     UNDERTAKING REGARDING INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Chubb Colonial Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement comprises the following papers and documents:

    The cover sheet.

    The Prospectus consisting of 62 pages.

    The undertaking to file reports.

    The undertaking pursuant to Rule 485(b)(1) under the Securities Act of 1933.

    The representations regarding fees and charges.

    The signatures.

    Written consents of the following persons:

      (a) Richard Dielen Snyder, FSA, MAAA, contained in Exhibit 6 below.

      (b) Ernst & Young LLP, contained in Exhibit 7 below.

  The following exhibits:
  1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

    (a) Certified copy of Resolution of Board of Directors of Chubb Colonial Life Insurance Company, adopted at a meeting held on March 2, 1994 (in lieu of indenture or trust creating unit investment trust), (incorporated by reference to Exhibit 1(a) of Effective Amendment No. 2 of the
  Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

    (b) Not applicable.

    (c)(i) Form of Underwriting Agreement between Chubb Colonial Life
  Insurance Company, Chubb Colonial Separate Account B and Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(i) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

      (ii) Specimen District Manager's Agreement of Chubb Securities
    Corporation (incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

      (iii) Specimen Sales Representative's Agreement of Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

      (iv) Schedule of Commissions (incorporated by reference to Exhibit 1(c)(iv) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

    (d) Not applicable.

    (e)(i) Specimen Policy (incorporated by reference to Exhibit 1(e)(i) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

      (ii) Form of Riders (incorporated by reference to Exhibit 1(e)(ii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

    (f)(i) Amended and Restated Charter (with all amendments) of Chubb
  Colonial Life Insurance Company (incorporated by reference to Exhibit 1(f)(i) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

      (ii) By-Laws of Chubb Colonial Life Insurance Company (incorporated by reference to Exhibit 1(f)(ii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

    (g) Not applicable.

    (h)(i) Fund Distribution Agreement between Chubb America Fund, Inc., and Chubb Securities Corporation (incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

    (ii) Amendment to Fund Distribution Agreement between Chubb America Fund, Inc. and Chubb Securities Corporation (incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

    (iii) Amended and Restated Investment Management Agreement between Chubb America Fund, Inc., and Chubb Investment Advisory Corporation (incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

    (iv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton, Galbraith & Hansberger Ltd. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc., filed April 14, 1993, Registration No. 2-94479).

      (vii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation (incorporated by reference to Exhibit 5(f) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

      (viii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

      (ix) Sub-Investment Management Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation (incorporated by reference to Exhibit 5(g) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

      (x) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(h) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc., filed February 28, 1992, Registration No. 2-94479).

      (xi) Custodian Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to Form N-1A of Chubb America Fund, Inc., filed on February 21, 1991, Registration No. 2-94479).

      (xii) Amendment to the Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to
    Exhibit 8(b) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

      (xiii) Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to
    Exhibit 8(c) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

      (xiv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Growth and Income Portfolio (incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

      (xv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Capital Growth Portfolio (incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

      (xvi) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Balanced Portfolio (incorporated by reference to Exhibit 5(k) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

      (xvii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(l) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

      (xviii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation (incorporated by reference to Exhibit 5(m) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

      (xix) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Phoenix Investment Counsel, Inc. (incorporated by reference to Exhibit 5(n) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

      (xx) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

      (xxi) Form of Sub-Investment Management Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(q) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

    (i) Not Applicable.

    (j) Application (to be filed by Amendment).

  2.Specimen Policy (same as 1(e)).

  3.Opinion and Consent of counsel as to securities being registered. Incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 3 to the Registration Statement on Form 5-6 of Colonial Separate Account B, filed on December 17, 1996, Registration No. 33-77496.

  4.Not applicable.

  5.Not applicable.

  6.Actuarial opinion and consent of Richard Dielen Snyder,FSA, MAAA.

  7.Consent of Ernst & Young LLP.

  8. Procedures Memorandum, as amended, pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act. To be filed by Amendment.

  9. Specimen Notice of Right of Withdrawal, pursuant to Rule 6e-
  3(T)(b)(13)(viii) (Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

  10.Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T)(b)(13)(iii)(F) (Incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

  11. (a) Undertaking to Guarantee Obligations of Principal Underwriters, pursuant to Rule 6e-3(T)(b)(13)(vi) (Incorporated by reference to Exhibit 11(a) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

  (b) Statement of Chubb Colonial Life Insurance Company pursuant to Rule
      27d-2 under the Investment Company Act of 1940 (Incorporated by reference to Exhibit 11(b) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

  12. Form of Reinsurance Agreement (Incorporated by reference to Exhibit 12 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

  13. Not Applicable.

  14. Not Applicable.

-------

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, CHUBB COLONIAL LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT NO. 5 TO THE REGISTRATION STATEMENT AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 5 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN CONCORD, NEW HAMPSHIRE ON THE 29th DAY OF DECEMBER, 1997.

                                     Chubb Colonial Life Insurance Company

(Seal)                                         /s/ Frederick H. Condon
                                     By:
                                         --------------------------------------
                                                 FREDERICK H. CONDON

                                     Title: Senior Vice President, General
                                     Counsel and Secretary
                                         --------------------------------------

Attest:


     /s/ Charles C. Cornelio
_________________________________
 CHARLES C. CORNELIO, EXECUTIVE VICE PRESIDENT,
            CHIEF ADMINISTRATIVE OFFICER,
            ASSISTANT SECRETARY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

           SIGNATURES                    TITLE

                *                    Director,and
---------------------------------     Senior Vice
        RONALD R. ANGARELLA            President


     /s/ Frederick H. Condon        Director, Senior
---------------------------------    Vice President,
       FREDERICK H. CONDON           General Counsel
                                      and Secretary

                *                      Director,
---------------------------------    Executive Vice
         CHARLES C. CORNELIO         President, Chief
                                      Administrative
                                        Officer and
                                    Assistant Secretary


            SIGNATURES                     TITLE


                *                      Director and
----------------------------------      Executive Vice
         DENNIS R. GLASS                President

                *                      Director and
----------------------------------      Executive Vice
         KENNETH C. MLEKUSH             President

                *
----------------------------------     President, and
        DAVID A. STONECIPHER            Chairman

                *
----------------------------------     Director and
        E. JAY YELTON                   Executive Vice
                                        President

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
                                                                     NUMBERED
                                                                      PAGES*
                                                                   ------------

  6.        Actuarial Opinion of Richard Dielen Snyder, FSA, MAAA

  7.        Consent of Ernst & Young LLP.........................

-------
*In original only